UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23051

Nuveen High Income 2020 Target Term Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen
Closed-End Funds

Annual Report December 31, 2017

JHY
Nuveen High Income 2020 Target Term Fund

JHD
Nuveen High Income December 2019 Target Term Fund

JHA
Nuveen High Income December 2018 Target Term Fund

JHB
Nuveen High Income November 2021 Target Term Fund

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Financial markets ended 2017 on a high note. Concurrent growth across the world’s major economies, strong corporate profits, low inflation and accommodative central banks provided an optimal environment for rising asset prices with remarkably low volatility. Political risks, which were expected to be a wildcard in 2017, did not materialize. The Trump administration achieved one of its major policy goals with the passage of the Tax cuts and Jobs Act, the European Union (EU) member governments elected EU-friendly leadership, Brexit negotiations moved forward and China’s 19th Party Congress concluded with no major surprises in its economic policy objectives.

Conditions have turned more volatile in 2018, but the positive fundamentals underpinning the markets’ rise over the past year remain intact. In early February, fears of rising inflation, which could prompt more aggressive action by the Federal Reserve, trigged a widespread sell-off across U.S. and global equity markets. Yet, global economies are still expanding and corporate earnings look healthy.

We do believe volatility will feature more prominently in 2018. Interest rates continue to rise and inflation pressures are mounting and investors are uncertain about how markets will react amid tighter financial conditions. After the relative calm of the past few years, it’s anticipated that price fluctuations will begin trending toward a more historically normal range. But we also note that signs foreshadowing recession are lacking at this point.

Maintaining perspective can be difficult with daily headlines focused predominantly on short-term news. Nuveen believes this can be an opportune time to check in with your financial advisor. Strong market appreciation such as that in 2017 may create an imbalance in a diversified portfolio. Your advisor can help you reexamine your investment goals and risk tolerance, and realign your portfolio’s investment mix appropriately. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 23, 2018

4	NUVEEN

Portfolio Managers’

Comments

Nuveen High Income 2020 Target Term Fund (JHY)

Nuveen High Income December 2019 Target Term Fund (JHD)

Nuveen High Income December 2018 Target Term Fund (JHA)

Nuveen High Income November 2021 Target Term Fund (JHB)

Nuveen High Income 2020 Target Term Fund (JHY), Nuveen High Income December 2019 Target Term Fund (JHD), Nuveen High Income December 2018 Target Term Fund (JHA), and Nuveen High Income November 2021 Target Term Fund (JHB) are closed-end funds that are advised by Nuveen Fund Advisors, LLC (NFAL) and feature portfolio management by Nuveen Asset Management, LLC (NAM). The Funds’ portfolio managers are John T. Fruit, CFA, and Jeffrey T. Schmitz, CFA.

Effective January 16, 2018 (subsequent to the close of this reporting period), the Nuveen High Income December 2018 Target Term Fund (JHA) entered the wind-up period in anticipation of its termination date. The Fund is a “target term” Fund that will cease its investment operations and liquidate its portfolio on December 1, 2018 and distribute the net proceeds to shareholders, unless the term is extended for a period of up to six months by a vote of the Fund’s Board of Trustees.

During the wind-up period, the Fund may deviate from its investment objectives and policies, and may invest up to a 100% of its managed assets in high quality, short-term securities. High quality, short-term securities for this Fund include securities rated investment grade (BBB-/Baa3 or higher or unrated but judged by the Fund’s subadviser to be of comparable quality) with a final or remaining maturity of 397 days or less. Consequently, for the remainder of its term, the Fund will invest at least 80% of its managed assets in below investment grade securities; and short-term investment grade securities that have a final or remaining maturity of 397 days or less, as long as the maturity does not occur later than June 1, 2019. These expanded investment parameters will provide the Fund with additional flexibility to reinvest the proceeds of matured or called portfolio securities in higher quality, short-term securities. As the Fund gets closer to its termination date, we will begin to transition its remaining below investment grade portfolio holdings to high quality, short-term securities to enhance its ability to efficiently liquidate its portfolio at termination.

Here the Funds’ portfolio management team discusses economic and market conditions, key investment strategies and the Fund’s performance for the twelve-month reporting period ended December 31, 2017.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended December 31, 2017?

The U.S. economy began the year at a sluggish pace but gained momentum mid-year, growing at an annualized rate above 3% in the second and third quarters of 2017. In the final three months of 2017, the economy slowed slightly to 2.6%, as reported by the Bureau of Economic Analysis “advance” estimate of fourth-quarter gross domestic product (GDP). GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes.

Although the hurricanes temporarily weakened shopping and dining out activity, consumer spending remained the main driver of demand in the economy, as consumers benefited from employment and wage gains. Business investment, which had been lackluster in the recovery so far, accelerated in 2017, and hiring continued to boost employment. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.1% in December 2017 from 4.7% in December 2016 and job gains averaged around 171,000 per month for the past twelve months. Higher energy prices, especially gasoline, helped drive a steady increase in inflation over this reporting period. The Consumer Price Index (CPI) increased 2.1% over the twelve-month reporting period ended December 31, 2017 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 1.8% during the same period, slightly below the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%.

The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 6.2% annual gain in November 2017 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 6.1% and 6.4%, respectively.

With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Fed’s policy making committee raised its main benchmark interest rate in December 2016, March 2017, June 2017 and December 2017. These moves were widely expected by the markets, as were the Fed’s decisions to leave rates unchanged at the July, September and October/November 2017 meetings. (There was no August meeting.) The Fed also announced it would begin reducing its balance sheet in October 2017 by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption.

While the markets remained comfortable with the course of monetary policy during this reporting period, the political environment was frequently a source of uncertainty. Markets were initially highly optimistic about pricing in the new administration’s “pro-growth” fiscal agenda after Donald Trump won the election. After stumbling with health care reform earlier in 2017, legislators passed a major tax overhaul at the end of December, which lowered individual and corporate tax rates. While the new tax law changes are expected to be stimulative to the economy, there are some concerns that it could pose challenges to the Fed’s ability to manage interest rates in the future. Although incoming Fed Chairman Jerome Powell is expected to maintain the course established by outgoing Chair Janet Yellen, after her term expired in February 2018, markets may deem this as another source of uncertainty.

Geopolitical risks were prominent, but some concerns eased by the end of the period. Rhetoric surrounding U.S. trade with China and the renegotiation of the North American Free Trade Agreement (NAFTA) was toned down. After an uncertain start, the “Brexit” talks between the U.K. and European Union progressed to the next phase. Closely watched elections in the Netherlands, France and Germany yielded market friendly results. Tensions between the U.S. and North Korea intensified but did not have a lasting impact on the markets.

6	NUVEEN

Nuveen High Income 2020 Target Term Fund (JHY)

What key strategies were used to manage the Fund during this twelve-month reporting period ended December 31, 2017?

The Fund has an objective to provide a high level of current income and to return the original $9.85 net asset value (NAV) per common share on or about November 1, 2020. The Fund will seek to achieve its investment objectives by investing primarily in shorter maturity, high yield (below investment grade) corporate debt securities. High yield bonds typically offer higher yields than investment grade bonds, in exchange for greater credit risk. Bonds with shorter maturities have lower duration (or interest rate sensitivity) than longer maturity bonds, which may help mitigate price declines if rates rise.

The Fund may invest in other types of securities including senior loans, convertible securities and other types of debt instruments and derivatives that provide comparable economic exposure to the corporate debt market. At least 80% of its managed assets will be in corporate debt securities and separately, at least 80% in securities that, at the time of investment, are rated below investment grade or are unrated but judged by the portfolio managers to be of comparable quality. No more than 15% will be in securities rated CCC+/Caa1 or lower at the time of investment. Up to 30% may be in securities of non-U.S. issuers, including up to 20% in emerging market issuers and up to 10% may be in non-U.S. dollar denominated securities.

The Fund seeks to identify securities across diverse sectors and industries that the managers believe are undervalued or mispriced. In seeking to return the original NAV on or about November 1, 2020, the Fund intends to utilize various portfolio and cash flow management techniques, including setting aside a portion of its net investment income, possibly retaining gains and limiting the longest maturity of any holding to no later than May 1, 2021. The Fund also uses leverage.

How did the Fund perform during this twelve-month reporting period ended December 31, 2017?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year and since inception periods ended December 31, 2017. For the twelve-month reporting period ended December 31, 2017, the Fund outperformed the Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index based on the Fund’s total return at NAV.

Favorable global growth conditions and a supportive macro backdrop drove strong corporate fundamentals throughout the reporting period. In addition, exceptionally low market volatility and a decrease in the net new supply of high yield issuance led to steady demand, especially for shorter duration assets. Therefore, despite the specter of a notable and growing shift in central bank policy that represented a reversal of the friendly monetary backdrop, the global yield environment remained under pressure from demand for yield outstripping supply by a healthy margin. This backdrop contributed to a period of heavy refinancing activity, which had a ripple effect for our Fund due to the high level of portfolio securities being called or tendered as companies looked to take advantage of the strong credit environment and nominally low all-in yields to extend maturities. The good news is that the record pace of refinancing across both loans and bonds has had the effect of extending the current credit cycle, which we believe will likely continue for at least the next year or two. It has also led to realized and projected default rates in the high yield market that are well below the 3.5% long-term average. By December 2017, Moody’s global speculative grade default rate had fallen to 2.6%, down from its August 2016 high of 4.8%. The rating agency is forecasting the global default rate will decline further to 1.8% in 2018. Spreads in the broader high yield market tightened by 57 basis points during the reporting period to levels not seen since mid-2014, ending the reporting period at 370 basis points over Treasuries. Tightening spreads helped the segment achieve solid gains as demonstrated by a 6.38% return for the benchmark Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index and a 7.50% return for the broader Bloomberg Barclays U.S. Corporate High Yield Bond Index.

NUVEEN	7

Portfolio Managers’ Comments (continued)

The Fund seeks to protect against credit losses to help ensure the goal of returning its original NAV. While the Fund is designed to own more or less a static portfolio of high yield bonds, at times we have to add new securities to replace ones that have been called away or tendered. As we replace these bonds, we seek to maximize the Fund’s yield within the maturity, diversification and credit quality constraints described at the outset of the strategy. We may also look to maximize the Fund’s yield through opportunistic sales of securities that we believe have reached their upside potential, investing the proceeds in other securities that have a more attractive yield or credit profile. Our goal is to monetize some holdings at a gain, which should help to offset any realized or mark-to-market losses that may occur elsewhere in the portfolio. We believe the Fund’s focus on shorter-dated maturities, coupled with limitations to CCC rated securities, should result in lower volatility and help buffer its NAV performance during periods of weakness for the high yield market.

During the reporting period, credit performance within the Fund continued to be strong and generally in line with the overall market, which showed little in the way of weakening credit conditions or increases in default expectations. In select cases, we harvested some price gains in the portfolio to offset some modest realized losses. This helped us to increase the overall quality of the portfolio by reducing its weight in underperforming credits or credits that we deemed were no longer suitable for the risk profile of the Fund. Again though, given the strong credit environment, we saw little in the way of credit deterioration among portfolio credits and the Fund had no defaults across its whole portfolio. The Fund outperformed the benchmark due mainly to astute security selection and favorable reinvestment of call and tender proceeds into higher yielding securities.

While we continue to attempt to maximize portfolio yield where achievable, we do so within the context of protecting the Fund’s credit quality and positioning the portfolio to alleviate the effects of early calls or redemptions. We have seen and expect to see additional call activity given the most recent downward trend in rates and the propensity for issuers to refinance their short-term debt and replace it with longer maturities. However, as a result of tightening credit spreads in the high yield market, the Fund’s NAV has stayed stable and remains near the original NAV at inception. As of the end of the reporting period, the Fund was on track to return its original NAV as described in its prospectus.

Nuveen High Income December 2019 Target Term Fund (JHD)

What key strategies were used to manage the Fund during this twelve-month reporting period ended December 31, 2017?

The Fund has an objective to provide a high level of current income and to return the original $9.86 net asset value (NAV) per common share on or about December 1, 2019. The Fund will seek to achieve its investment objectives by investing primarily in shorter maturity, high yield (below investment grade) corporate debt securities. High yield bonds typically offer higher yields than investment grade bonds, in exchange for greater credit risk. Bonds with shorter maturities have lower duration (or interest rate sensitivity) than longer maturity bonds, which may help mitigate price declines if rates rise.

The Fund may invest in other types of securities including senior loans, convertible securities and other types of debt instruments and derivatives that provide comparable economic exposure to the corporate debt market. At least 80% of its managed assets will be in corporate debt securities and separately, at least 80% in securities that, at the time of investment, are rated below investment grade or are unrated but judged by the portfolio managers to be of comparable quality. No more than 15% will be in securities rated CCC+/Caa1 or lower at the time of investment. Up to 30% may be in securities of non-U.S. issuers, including up to 20% in emerging market issuers and up to 10% may be in non-U.S. dollar denominated securities.

The Fund seeks to identify securities across diverse sectors and industries that the managers believe are undervalued or mispriced. In seeking to return the original NAV on or about December 1, 2019, the Fund intends to utilize various portfolio and cash flow management techniques, including setting aside a portion of its net investment income, possibly retaining gains and limiting the longest maturity of any holding to no later than June 1, 2020. The Fund also uses leverage.

8	NUVEEN

How did the Fund perform during this twelve-month reporting period ended December 31, 2017?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year and since inception periods ended December 31, 2017. For the twelve-month reporting period ended December 31, 2017, the Fund outperformed the Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index based on the Fund’s total return at NAV.

Favorable global growth conditions and a supportive macro backdrop drove strong corporate fundamentals throughout the reporting period. In addition, exceptionally low market volatility and a decrease in the net new supply of high yield issuance led to steady demand, especially for shorter duration assets. Therefore, despite the specter of a notable and growing shift in central bank policy that represented a reversal of the friendly monetary backdrop, the global yield environment remained under pressure from demand for yield outstripping supply by a healthy margin. This backdrop contributed to a period of heavy refinancing activity, which had a ripple effect for our Fund due to the high level of portfolio securities being called or tendered as companies looked to take advantage of the strong credit environment and nominally low all-in yields to extend maturities. The good news is that the record pace of refinancing across both loans and bonds has had the effect of extending the current credit cycle, which we believe will likely continue for at least the next year or two. It has also led to realized and projected default rates in the high yield market that are well below the 3.5% long-term average. By December 2017, Moody’s global speculative grade default rate had fallen to 2.6%, down from its August 2016 high of 4.8%. The rating agency is forecasting the global default rate will decline further to 1.8% in 2018. Spreads in the broader high yield market tightened by 57 basis points over the past year to levels not seen since mid-2014, ending the reporting period at 370 basis points over Treasuries. Tightening spreads helped the segment achieve solid gains as demonstrated by a 6.38% return for the benchmark Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index and a 7.50% return for the broader Bloomberg Barclays U.S. Corporate High Yield Bond Index.

The Fund seeks to protect against credit losses to help ensure the goal of returning its original NAV. While the Fund is designed to own more or less a static portfolio of high yield bonds, at times we have to add new securities to replace ones that have been called away or tendered. As we replace these bonds, we seek to maximize the Fund’s yield within the maturity, diversification and credit quality constraints described at the outset of the strategy. We may also look to maximize the Fund’s yield through opportunistic sales of securities that we believe have reached their upside potential, investing the proceeds in other securities that have a more attractive yield or credit profile. Our goal is to monetize some holdings at a gain, which should help to offset any realized or mark-to-market losses that may occur elsewhere in the portfolio. We believe the Fund’s focus on shorter-dated maturities, coupled with limitations to CCC rated securities, should result in lower volatility and help buffer its NAV performance during periods of weakness for the high yield market.

During the reporting period, credit performance within the Fund continued to be strong and generally in line with the overall market, which showed little in the way of weakening credit conditions or increases in default expectations. In select cases, we harvested some price gains in the portfolio to offset some modest realized losses. This helped us to increase the overall quality of the portfolio by reducing its weight in underperforming credits or credits that we deemed were no longer suitable for the risk profile of the Fund. Again though, given the strong credit environment, we saw little in the way of credit deterioration among portfolio credits and the Fund had no defaults across its whole portfolio.

While we continue to attempt to maximize portfolio yield where achievable, we do so within the context of protecting the Fund’s credit quality and positioning the portfolio to alleviate the effects of early calls or redemptions. We have seen and expect to see additional call activity given the most recent downward trend in rates and the propensity for issuers to refinance their short-term debt and replace it with longer maturities. However, as a result of tightening credit spreads in the high yield market, the Fund’s NAV has remained stable and remains above the original NAV at inception. As of the end of the reporting period, the Fund was on track to return its original NAV as described in its prospectus.

NUVEEN	9

Portfolio Managers’ Comments (continued)

Nuveen High Income December 2018 Target Term Fund (JHA)

What key strategies were used to manage the Fund during this twelve-month reporting period ended December 31, 2017?

The Fund has an objective to provide a high level of current income and to return the original $9.86 net asset value (NAV) per common share on or about December 1, 2018. The Fund will seek to achieve its investment objectives by investing primarily in shorter maturity, high yield (below investment grade) corporate debt securities. High yield bonds typically offer higher yields than investment grade bonds, in exchange for greater credit risk. Bonds with shorter maturities have lower duration (or interest rate sensitivity) than longer maturity bonds, which may help mitigate price declines if rates rise.

The Fund may invest in other types of securities including senior loans, convertible securities and other types of debt instruments and derivatives that provide comparable economic exposure to the corporate debt market. At least 80% of its managed assets will be in corporate debt securities and separately, at least 80% in securities that, at the time of investment, are rated below investment grade or are unrated but judged by the portfolio managers to be of comparable quality. No more than 15% will be in securities rated CCC+/Caa1 or lower at the time of investment. Up to 30% may be in securities of non-U.S. issuers, including up to 20% in emerging market issuers and up to 10% may be in non-U.S. dollar denominated securities.

The Fund seeks to identify securities across diverse sectors and industries that the managers believe are undervalued or mispriced. In seeking to return the original NAV on or about December 1, 2018, the Fund intends to utilize various portfolio and cash flow management techniques, including setting aside a portion of its net investment income, possibly retaining gains and limiting the longest maturity of any holding to no later than June 1, 2019. The Fund also uses leverage.

How did the Fund perform during this twelve-month reporting period ended December 31, 2017?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year and since inception periods ended December 31, 2017. For the twelve-month reporting period ended December 31, 2017, the Fund underperformed the Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index based on the Fund’s total return at NAV.

Favorable global growth conditions and a supportive macro backdrop drove strong corporate fundamentals throughout the reporting period. In addition, exceptionally low market volatility and a decrease in the net new supply of high yield issuance led to steady demand, especially for shorter duration assets. Therefore, despite the specter of a notable and growing shift in central bank policy that represented a reversal of the friendly monetary backdrop, the global yield environment remained under pressure from demand for yield outstripping supply by a healthy margin. This backdrop contributed to a period of heavy refinancing activity, which had a ripple effect for our Fund due to the high level of portfolio securities being called or tendered as companies looked to take advantage of the strong credit environment and nominally low all-in yields to extend maturities. The good news is that the record pace of refinancing across both loans and bonds has had the effect of extending the current credit cycle, which we believe will likely continue for at least the next year or two. It has also led to realized and projected default rates in the high yield market that are well below the 3.5% long-term average. By December 2017, Moody’s global speculative grade default rate had fallen to 2.6%, down from its August 2016 high of 4.8%. The rating agency is forecasting the global default rate will decline further to 1.8% in 2018. Spreads in the broader high yield market tightened by 57 basis points over the past year to levels not seen since mid-2014, ending the reporting period at 370 basis points over Treasuries. Tightening spreads helped the segment achieve solid gains as demonstrated by a 6.38% return for the benchmark Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index and a 7.50% return for the broader Bloomberg Barclays U.S. Corporate High Yield Bond Index.

The Fund underperformed the market, which we would expect given that we have now begun its wind-up period in anticipation of its 2018 termination date. As discussed, during the wind-up period we reinvest the proceeds from the

10	NUVEEN

Fund’s called and tendered securities in shorter-duration and higher quality securities in order to enhance our ability to efficiently liquidate the portfolio at termination. Therefore, the Fund was unable to keep pace with the strong performance registered by the index. Reinvesting in shorter-duration and higher quality securities also resulted in a lower portfolio yield and concurrently a reduction in the dividend being paid by the Fund, which will continue as we approach the termination date. All of these outcomes are consistent with our expectations and with the guidelines we set forth in the prospectus at the Fund’s inception.

It is also important to note that the Fund has exhibited strong credit and NAV performance and has not suffered from any permanent credit losses or defaults. In select cases where we experienced some degree of credit deterioration in holdings that may have resulted in mark-to-market losses, we realized losses to offset a portion of the Fund’s realized gains. While we continue to attempt to maximize portfolio yield where achievable, we do so within the context of protecting the Fund’s credit quality and now within the context of the guidelines under the wind-up period described earlier. As of the end of the reporting period, the Fund was on track to return its original NAV as described in its prospectus.

With the Fund now less than one year from its scheduled termination date, we will continue to manage through its wind-up period. In addition to the strategies discussed above, we have also eliminated the Fund’s leverage. We believe this strategy is prudent given that the current yields available on suitable new investments are in most cases not attractive enough to deploy the use of leverage. The elimination of the leverage is also consistent with the wind-up period and the systematic liquidation of assets in anticipation of the Fund’s termination in December 2018.

Nuveen High Income November 2021 Target Term Fund (JHB)

What key strategies were used to manage the Fund during this twelve-month reporting period ended December 31, 2017?

The Fund has an objective to provide a high level of current income and to return the original $9.85 net asset value (NAV) per common share on or about November 1, 2021. The Fund will seek to achieve its investment objectives by investing primarily in shorter maturity, high yield (below investment grade) corporate debt securities. High yield bonds typically offer higher yields than investment grade bonds, in exchange for greater credit risk. Bonds with shorter maturities have lower duration (or interest rate sensitivity) than longer maturity bonds, which may help mitigate price declines if rates rise.

The Fund may invest in other types of securities including senior loans, convertible securities and other types of debt instruments and derivatives that provide comparable economic exposure to the corporate debt market. At least 80% of its managed assets will be in corporate debt securities and separately, at least 80% in securities that, at the time of investment, are rated below investment grade or are unrated but judged by the portfolio managers to be of comparable quality. No more than 15% will be in securities rated CCC+/Caa1 or lower at the time of investment. Up to 30% may be in securities of non-U.S. issuers, including up to 20% in emerging market issuers, and up to 10% may be in non-U.S. dollar denominated securities.

The Fund seeks to identify securities across diverse sectors and industries that the managers believe are undervalued or mispriced. In seeking to return the original NAV on or about November 1, 2021, the Fund intends to utilize various portfolio and cash flow management techniques, including setting aside a portion of its net investment income, possibly retaining gains and limiting the longest maturity of any holding to no later than May 1, 2022. The Fund also uses leverage.

How did the Fund perform during this twelve-month reporting period ended December 31, 2017?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year and since inception periods ended December 31, 2017. For the twelve-month reporting period ended December 31, 2017, the Fund outperformed the Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index based on the Fund’s total return at NAV.

NUVEEN	11

Portfolio Managers’ Comments (continued)

Favorable global growth conditions and a supportive macro backdrop drove strong corporate fundamentals throughout the reporting period. In addition, exceptionally low market volatility and a decrease in the net new supply of high yield issuance led to steady demand, especially for shorter duration assets. Therefore, despite the specter of a notable and growing shift in central bank policy that represented a reversal of the friendly monetary backdrop, the global yield environment remained under pressure from demand for yield outstripping supply by a healthy margin. This backdrop contributed to a period of heavy refinancing activity, which had a ripple effect for our Fund due to the high level of portfolio securities being called or tendered as companies looked to take advantage of the strong credit environment and nominally low all-in yields to extend maturities. The good news is that the record pace of refinancing across both loans and bonds has had the effect of extending the current credit cycle, which we believe will likely continue for at least the next year or two. It has also led to realized and projected default rates in the high yield market that are well below the 3.5% long-term average. By December 2017, Moody’s global speculative grade default rate had fallen to 2.6%, down from its August 2016 high of 4.8%. The rating agency is forecasting the global default rate will decline further to 1.8% in 2018. Spreads in the broader high yield market tightened by 57 basis points over the past year to levels not seen since mid-2014, ending the reporting period at 370 basis points over Treasuries. Tightening spreads helped the segment achieve solid gains as demonstrated by a 6.38% return for the benchmark Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index and a 7.50% return for the broader Bloomberg Barclays U.S. Corporate High Yield Bond Index.

The Fund seeks to protect against credit losses to help ensure the goal of returning its original NAV. While the Fund is designed to own more or less a static portfolio of high yield bonds, at times we have to add new securities to replace ones that have been called away or tendered. As we replace these bonds, we seek to maximize the Fund’s yield within the maturity, diversification and credit quality constraints described at the outset of the strategy. We may also look to maximize the Fund’s yield through opportunistic sales of securities that we believe have reached their upside potential, investing the proceeds in other securities that have a more attractive yield or credit profile. Our goal is to monetize some holdings at a gain, which should help to offset any realized or mark-to-market losses that may occur elsewhere in the portfolio. We believe the Fund’s focus on shorter-dated maturities, coupled with limitations to CCC rated securities, should result in lower volatility and help buffer its NAV performance during periods of weakness for the high yield market.

During the reporting period, credit performance within the Fund continued to be strong and generally in line with the overall market, which showed little in the way of weakening credit conditions or increases in default expectations. In select cases, we harvested some price gains in the portfolio to offset some modest realized losses. This helped us to increase the overall quality of the portfolio by reducing its weight in underperforming credits or credits that we deemed were no longer suitable for the risk profile of the Fund. Again though, given the strong credit environment, we saw little in the way of credit deterioration among portfolio credits and the Fund had no defaults across its whole portfolio. The Fund outperformed the benchmark due mainly to astute security selection and favorable reinvestment of call and tender proceeds into higher yielding securities.

While we continue to attempt to maximize portfolio yield where achievable, we do so within the context of protecting the Fund’s credit quality and positioning the portfolio to alleviate the effects of early calls or redemptions. We have seen and expect to see additional call activity given the most recent downward trend in rates and the propensity for issuers to refinance their short-term debt and replace it with longer maturities. However, as a result of tightening credit spreads in the high yield market, the Fund’s NAV has remained stable and remains above the original NAV at inception. As of the end of the reporting period, the Fund was on track to return its original NAV as described in its prospectus.

12	NUVEEN

Fund

Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through the use of bank borrowings. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on NAV and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by a Fund generally are rising. The Funds’ use of leverage had a positive impact on the performance in each Fund during this reporting period.

As of December 31, 2017, the Funds’ percentages of leverage are shown in the accompanying table.

	JHY	JHD	JHA	JHB
Effective Leverage*	22.16%	18.72%	—	25.15%
Regulatory Leverage*	22.16%	18.72%	—	25.15%
*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Funds employ leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	January 1, 2017	Draws	Paydowns	December 31, 2017	Average Balance Outstanding	Draws	Paydowns	February 28, 2018
JHY	$44,000,000	$—	$—	$44,000,000	$44,000,000	$2,500,000	$—	$46,500,000
JHD	$90,000,000	$—	$(26,500,000)	$63,500,000	$85,968,493	$—	$(8,000,000)	$55,500,000
JHA	$92,000,000	$—	$(92,000,000)	$—	$64,065,205	$—	$—	$—
JHB	$190,000,000	$—	$—	$190,000,000	$190,000,000	$—	$—	$190,000,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

NUVEEN	13

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of December 31, 2017. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, the Funds’ distributions to shareholders were as shown in the accompanying table.

	Per Share Amounts
Monthly Distributions (Ex-Dividend Date)	JHY	JHD	JHA	JHB
January 2017	$0.0555	$0.0505	$0.0505	$0.0500
February	0.0555	0.0505	0.0450	0.0500
March	0.0555	0.0505	0.0450	0.0500
April	0.0555	0.0505	0.0450	0.0500
May	0.0555	0.0505	0.0450	0.0500
June	0.0490	0.0505	0.0400	0.0500
July	0.0490	0.0505	0.0400	0.0500
August	0.0490	0.0505	0.0400	0.0500
September	0.0490	0.0440	0.0350	0.0500
October	0.0490	0.0440	0.0350	0.0500
November	0.0490	0.0440	0.0350	0.0500
December 2017	0.0470	0.0415	0.0325	0.0500
Total Distributions from Net Investment Income	$0.6185	$0.5775	$0.4880	$0.6000
Total Distributions from Long-Term Capital Gains*	$—	$0.0329	$0.0147	$—
Total Distributions	$0.6185	$0.6104	$0.5027	$0.6000

Current Distribution Rate**	5.69%	4.97%	3.94%	6.02%
*	Distribution paid in December 2017.
**	Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of December 31, 2017, the Funds had positive UNII balances for tax purposes and positive UNII balances for financial reporting purposes.

All monthly dividends paid by the Funds during the current reporting period were paid from net investment income at the time of declaration and payment. If a portion of the Funds’ monthly distributions were sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. In the case of JHD, JHA and JHB, the Fund later recharacterized a portion of its monthly dividend from being sourced from net income to being sourced from short-term capital gains. Because short-term capital gains are treated as ordinary income for tax purposes (although not for financial reporting purposes), this recharacterization will not affect the amount of ordinary income reported to shareholders on Form 1099. However, the recharacterization will have the effect of increasing each such Fund’s undistributed net investment income, which will support the payment of future dividends.

14	NUVEEN

For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period, reflecting the recharacterization described above, are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

EQUITY SHELF PROGRAM

During the previous reporting period, JHY filed a registration statement with the Securities and Exchange Commission to issue additional shares through an equity shelf program (“Shelf Offering”), which became effective during the current reporting period. Under this program JHY, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per share. Under the Shelf Offering, the Fund was authorized to issue additional shares as shown in the accompanying table.

JHY
Additional authorized shares	3,400,000

During the current reporting period, JHY sold shares through its Shelf Offering at a weighted average premium to its NAV per share as shown in the accompanying table.

JHY
Shares sold through Shelf Offering	1,896,443
Weighted average premium to NAV per share sold	2.19%

Refer to the Notes to Financial Statements, Note 4 – Fund Shares, Equity Shelf Programs and Offering Costs for further details of Shelf Offerings and the Fund’s transactions.

SHARE REPURCHASES

During August 2017, the Funds’ Board of Trustees reauthorized JHY, JHD and JHA and authorized JHB to participate in Nuveen’s closed-end fund complex-wide share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of December 31, 2017, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding shares as shown in the accompanying table.

	JHY	JHD	JHA	JHB
Shares cumulatively repurchased and retired	—	—	—	—
Shares authorized for repurchase	1,370,000	2,705,000	2,930,000	5,585,000

OTHER SHARE INFORMATION

As of December 31, 2017, and during the current reporting period, the Funds’ share prices were trading at premium/(discount) to their NAVs as shown in the accompanying table.

	JHY	JHD	JHA	JHB
NAV	$9.89	$10.18	$10.05	$10.12
Share price	$9.91	$10.02	$9.91	$9.96
Premium/(Discount) to NAV	0.20%	(1.57)%	(1.39)%	(1.58)%
12-month average premium/(discount) to NAV	2.14%	(0.86)%	(0.49)%	(0.56)%

JHY, JHD, JHA and JHB each have an investment objective to return $9.85, $9.86, $9.86 and $9.85, respectively (the original net asset value following each Fund’s initial public offering (the “Original NAV”)) to shareholders on or about the end of the Fund’s term. There can be no assurance that the Funds will be able to return the Original NAV to

NUVEEN	15

Share Information (continued)

shareholders, and such return is not backed or otherwise guaranteed by the Funds’ investment adviser, Nuveen Fund Advisors, LLC (the “Adviser”), or any other entity.

Each Fund’s ability to return Original NAV to common shareholders on or about the termination date will depend on market conditions and the success of various portfolio and cash flow management techniques. Each Fund currently intends to set aside and retain in its net assets a portion of its net investment income and possibly all or a portion of its gains. This will reduce the amounts otherwise available for distribution prior to the liquidation of each Fund, and the Fund may incur taxes on such retained amount, which will reduce the overall amounts that the Fund would have otherwise been able to distribute. Such retained income or gains, net of any taxes, would constitute a portion of the liquidating distribution returned to investors at the end of each Fund’s term. In addition, each Fund’s investment in shorter term and lower yielding securities, especially as the Fund nears the end of its term, may reduce investment income and, therefore, the monthly dividends during the period prior to termination. Investors that purchase shares in the secondary market (particularly if their purchase price differs meaningfully from the Original NAV) may receive more or less than their original investment.

16	NUVEEN

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen High Income 2020 Target Term Fund (JHY)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments and may be subject to higher liquidity risk. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The risks of foreign investments are magnified in emerging markets. These and other risk considerations including the Fund’s limited term and call risk are described in more detail on the Fund’s web page at www.nuveen.com/JHY.

Nuveen High Income December 2019 Target Term Fund (JHD)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments and may be subject to higher liquidity risk. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The risks of foreign investments are magnified in emerging markets. These and other risk considerations including the Fund’s limited term and call risk are described in more detail on the Fund’s web page at www.nuveen.com/JHD.

Nuveen High Income December 2018 Target Term Fund (JHA)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments and may be subject to higher liquidity risk. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The risks of foreign investments are magnified in emerging markets. These and other risk considerations including the Fund’s limited term and call risk are described in more detail on the Fund’s web page at nuveen.com/JHA.

Nuveen High Income November 2021 Target Term Fund (JHB)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt

NUVEEN	17

Risk Considerations (continued)

securities may be more likely to fail to make timely interest or principal payments and may be subject to higher liquidity risk. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The risks of foreign investments are magnified in emerging markets. These and other risk considerations including the Fund’s limited term and call risk are described in more detail on the Fund’s web page at www.nuveen.com/JHB.

18	NUVEEN

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JHY

Nuveen High Income 2020 Target Term Fund

Performance Overview and Holding Summaries as of December 31, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2017

	Average Annual
	1-Year	Since Inception
JHY at NAV	7.94%	7.26%
JHY at Share Price	3.28%	6.44%
Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index	6.38%	6.48%

Since inception returns are from 7/28/15. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

20	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Corporate Bonds	113.6%
Convertible Bonds	3.5%
Sovereign Debt	3.1%
Repurchase Agreements	3.6%
Other Assets Less Liabilities	4.7%
Net Assets Plus Borrowings	128.5%
Borrowings	(28.5)%
Net Assets	100%

Country Allocation

(% of total investments)1

United States	73.4%
Canada	6.0%
Bermuda	2.8%
Japan	2.4%
Netherlands	1.7%
Brazil	1.6%
United Kingdom	1.5%
Argentina	1.5%
Hong Kong	1.4%
Zambia	1.4%
Australia	1.1%
Other	5.2%
Total	100%

Portfolio Composition

(% of total investments)

Oil, Gas & Consumable Fuels	9.4%
Metals & Mining	7.2%
Household Durables	6.1%
Wireless Telecommunication Services	4.3%
Diversified Financial Services	4.2%
Media	4.0%
Commercial Services & Supplies	3.9%
Independent Power & Renewable Electricity Producers	3.9%
Diversified Telecommunication Services	3.8%
Airlines	3.7%
Specialty Retail	3.6%
Hotels, Restaurants & Leisure	3.0%
Consumer Finance	2.5%
Health Care Providers & Services	2.5%
Aerospace & Defense	2.1%
Road & Rail	2.1%
Building Products	2.1%
Energy Equipment & Services	1.9%
Pharmaceuticals	1.7%
Industrial Conglomerates	1.6%
Equity Real Estate Investment Trusts	1.4%
Other	19.6%
Sovereign Debt	2.5%
Repurchase Agreements	2.9%
Total	100%

Credit Quality

(% of total long-term investments)

BBB	4.3%
BB or Lower	91.1%
N/R (not rated)	4.6%
Total	100%

Top Five Issuers

(% of total investments)

CenturyLink Inc.	2.5%
Hertz Global Holdings Inc.	2.1%
Digicel Group Ltd	1.9%
NuStar Logistics LP	1.8%
Allegheny Technologies Inc.	1.6%

1	Includes 10.0% (as a percentage of total investments) in emerging markets countries.

NUVEEN	21

JHD

Nuveen High Income December 2019 Target Term Fund

Performance Overview and Holding Summaries as of December 31, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2017

	Average Annual
	1-Year	Since Inception
JHD at NAV	6.42%	7.64%
JHD at Share Price	5.32%	5.73%
Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index	6.38%	10.13%

Since inception returns are from 5/10/16. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

22	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Corporate Bonds	110.3%
Convertible Bonds	3.8%
Sovereign Debt	3.0%
Repurchase Agreements	1.8%
Other Assets Less Liabilities	4.1%
Net Assets Plus Borrowings	123.0%
Borrowings	(23.0)%
Net Assets	100%

Country Allocation

(% of total investments)1

United States	71.4%
United Kingdom	4.5%
Canada	4.3%
Brazil	2.9%
Japan	2.7%
Spain	1.6%
Netherlands	1.4%
Hong Kong	1.3%
Ireland	1.3%
Italy	1.3%
Australia	1.2%
Israel	1.1%
Other	5.0%
Total	100%

Portfolio Composition

(% of total investments)

Oil, Gas & Consumable Fuels	11.2%
Household Durables	7.7%
Independent Power & Renewable Electricity Producers	5.7%
Media	4.5%
Technology Hardware, Storage & Peripherals	4.5%
Airlines	4.1%
Hotels, Restaurants & Leisure	3.9%
Equity Real Estate Investment Trusts	3.6%
Metals & Mining	3.3%
Chemicals	2.8%
Pharmaceuticals	2.8%
Banks	2.7%
Consumer Finance	2.7%
Wireless Telecommunication Services	2.7%
Diversified Financial Services	2.5%
Commercial Services & Supplies	2.4%
Automobiles	2.3%
Health Care Providers & Services	2.0%
Health Care Equipment & Supplies	2.0%
Electronic Equipment, Instruments & Components	1.9%
Diversified Telecommunication Services	1.9%
Other	18.7%

Sovereign Debt	2.5%
Repurchase Agreements	1.6%
Total	100%

Credit Quality

(% of total long-term investments)

A	0.2%
BBB	18.0%
BB or Lower	78.3%
N/R (not rated)	3.5%
Total	100%

Top Five Issuers

(% of total investments)

EMC Corporation	2.4%
Tenet Healthcare Corporation	1.9%
Ally Financial Inc.	1.9%
CenturyLink Inc.	1.9%
Sprint Corp	1.8%

1	Includes 7.5% (as a percentage of total investments) in emerging markets countries.

NUVEEN	23

JHA

Nuveen High Income December 2018 Target Term Fund

Performance Overview and Holding Summaries as of December 31, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2017

	Average Annual
	1-Year	Since Inception
JHA at NAV	4.77%	6.26%
JHA at Share Price	3.54%	4.88%
Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index	6.38%	8.50%

Since inception returns are from 11/12/15. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

24	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Corporate Bonds	84.7%
Convertible Bonds	6.5%
Sovereign Debt	3.0%
Repurchase Agreements	2.7%
Other Assets Less Liabilities	3.1%
Net Assets	100%

Country Allocation

(% of total investments)1

United States	75.9%
Netherlands	4.5%
Canada	3.7%
Brazil	3.4%
Japan	2.6%
Ireland	2.5%
India	2.3%
South Africa	1.1%
Argentina	1.1%
Other	2.9%
Total	100%

Portfolio Composition

(% of total investments)

Oil, Gas & Consumable Fuels	10.4%
Household Durables	8.0%
Airlines	5.2%
Diversified Telecommunication Services	4.6%
Media	4.5%
Automobiles	4.5%
Electronic Equipment, Instruments & Components	4.1%
Consumer Finance	4.1%
Technology Hardware, Storage & Peripherals	4.1%
Independent Power & Renewable Electricity Producers	3.8%
Health Care Providers & Services	3.7%
Equity Real Estate Investment Trusts	3.4%
Capital Markets	2.7%
Metals & Mining	2.6%
Wireless Telecommunication Services	2.6%
Commercial Services & Supplies	2.5%
Machinery	2.0%
Thrifts & Mortgage Finance	2.0%
Other	19.3%

Sovereign Debt	3.1%
Repurchase Agreements	2.8%
Total	100%

Credit Quality

(% of total long-term investments)

BBB	29.2%
BB or Lower	67.3%
N/R (not rated)	3.5%
Total	100%

Top Five Issuers

(% of total investments)

HCA Healthcare Inc.	2.6%
Sprint Corporation	2.6%
AerCap Holdings NV	2.5%
William Lyon Homes	2.4%
Petroleo Brasileiro SA	2.4%

1	Includes 9.8% (as a percentage of total investments) in emerging markets countries.

NUVEEN	25

JHB

Nuveen High Income November 2021 Target Term Fund

Performance Overview and Holding Summaries as of December 31, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2017

	Average Annual
	1-Year	Since Inception
JHB at NAV	8.22%	7.76%
JHB at Share Price	6.98%	5.35%
Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index	6.38%	7.39%

Since inception returns are from 8/23/16. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

26	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Corporate Bonds	125.7%
Sovereign Debt	1.7%
Convertible Bonds	0.7%
Other Assets Less Liabilities	5.5%
Net Assets Plus Borrowings	133.6%
Borrowings	(33.6)%
Net Assets	100%

Country Allocation

(% of total investments)1

United States	75.3%
Canada	4.2%
Netherlands	3.3%
United Kingdom	2.5%
Australia	1.4%
Brazil	1.2%
Bermuda	1.1%
China	1.1%
Japan	1.1%
Other	8.8%
Total	100%

Portfolio Composition

(% of total investments)

Oil, Gas & Consumable Fuels	10.2%
Metals & Mining	8.8%
Media	8.3%
Household Durables	5.5%
Consumer Finance	4.4%
Commercial Services & Supplies	4.0%
Health Care Providers & Services	4.0%
Diversified Financial Services	4.0%
Hotels, Restaurants & Leisure	3.7%
Equity Real Estate Investment Trusts	3.2%
Independent Power & Renewable Electricity Producers	3.1%
Wireless Telecommunication Services	2.9%
Chemicals	2.4%
Aerospace & Defense	2.2%
Specialty Retail	2.2%
Real Estate Management & Development	1.9%
Airlines	1.9%
Technology Hardware, Storage & Peripherals	1.8%
Pharmaceuticals	1.7%
Diversified Telecommunication Services	1.5%
Energy Equipment & Services	1.5%
Other	19.5%
Sovereign Debt	1.3%
Total	100%

Credit Quality

(% of total long-term investments)

BBB	4.6%
BB or Lower	92.3%
N/R (not rated)	3.1%
Total	100%

Top Five Issuers

(% of total investments)

CenturyLink Inc.	1.5%
Tenet Healthcare Corporation	1.3%
Icahn Enterprises LP	1.3%
Bombardier Inc.	1.2%
OneMain Financial Holdings LLC	1.2%

1	Includes 7.6% (as a percentage of total investments) in emerging markets countries.

NUVEEN	27

Report of

Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Nuveen High Income 2020 Target Term Fund

Nuveen High Income December 2019 Target Term Fund

Nuveen High Income December 2018 Target Term Fund

Nuveen High Income November 2021 Target Term Fund:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen High Income 2020 Target Term Fund, Nuveen High Income December 2019 Target Term Fund (commenced operations May 10, 2016), Nuveen High Income December 2018 Target Term Fund, and Nuveen High Income November 2021 Target Term Fund (commenced operations August 23, 2016) (collectively, the “Funds”) as of December 31, 2017, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years (or period since commencement of operations) in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the three-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of certain Nuveen investment companies since 2014.

Chicago, Illinois

February 28, 2018

28	NUVEEN

JHY

Nuveen High Income 2020 Target Term Fund
Portfolio of Investments	December 31, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 120.2% (97.1% of Total Investments)

	CORPORATE BONDS – 113.6% (91.8% of Total Investments)

	Aerospace & Defense – 2.6%

$1,250	Bombardier Inc., 144A	7.750%	3/15/20	B	$1,343,750
2,700	Triumph Group Inc.	4.875%	4/01/21	B–	2,652,750
3,950	Total Aerospace & Defense				3,996,500

	Airlines – 4.5%

1,524	Air Canada, 144A	7.750%	4/15/21	BB–	1,737,360
2,325	American Airlines Group Inc., 144A	4.625%	3/01/20	BB–	2,354,062
1,932	Virgin Australia Holdings Limited, 144A	8.500%	11/15/19	B–	2,007,348
1,000	VistaJet Malta Finance PLC, 144A	7.750%	6/01/20	B–	930,000
6,781	Total Airlines				7,028,770

	Auto Components – 1.1%

1,675	American & Axle Manufacturing Inc.	6.250%	3/15/21	BB–	1,716,875

	Banks – 1.3%

2,000	Popular Inc.	7.000%	7/01/19	BB–	2,080,000

	Building Products – 2.5%

2,000	Euramax International Inc., 144A	12.000%	8/15/20	B–	2,160,000
1,750	Taylor Morrison Monarch Communities, 144A	5.250%	4/15/21	BB–	1,785,000
3,750	Total Building Products				3,945,000

	Chemicals – 0.6%

1,000	Hexion Inc.	10.000%	4/15/20	CCC+	950,000

	Commercial Services & Supplies – 4.9%

400	APX Group, Inc.	6.375%	12/01/19	B1	406,000
1,550	APX Group, Inc.	8.750%	12/01/20	CCC	1,582,938
2,870	GFL Environmental Corporation, 144A	9.875%	2/01/21	B–	3,024,262
2,395	R.R. Donnelley & Sons Company	7.875%	3/15/21	B	2,490,800
7,215	Total Commercial Services & Supplies				7,504,000

	Construction & Engineering – 0.7%

1,000	HC2 Holdings, Inc., 144A	11.000%	12/01/19	B–	1,016,250

	Consumer Finance – 3.1%

2,400	Credit Acceptance Corporation	6.125%	2/15/21	BB	2,424,000
2,370	Navient Corporation	5.000%	10/26/20	BB	2,402,588
4,770	Total Consumer Finance				4,826,588

	Containers & Packaging – 1.6%

1,070	Coveris Holdings SA, 144A	7.875%	11/01/19	CCC+	1,061,975
1,139	Reynolds Group	5.750%	10/15/20	B+	1,155,782
314	Reynolds Group	6.875%	2/15/21	B+	318,668
2,523	Total Containers & Packaging				2,536,425

	Diversified Consumer Services – 1.3%

2,000	Regis Corporation, 144A	5.500%	12/02/19	N/R	2,015,000

	Diversified Financial Services – 5.2%

2,000	Jefferies Finance LLC Corporation, 144A	7.375%	4/01/20	BB–	2,057,500
1,000	Jefferies Finance LLC Corporation, 144A	7.500%	4/15/21	BB–	1,035,000

NUVEEN	29

JHY	Nuveen High Income 2020 Target Term Fund
	Portfolio of Investments (continued)	December 31, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Financial Services (continued)
$2,800	Lincoln Finance LTD, 144A	7.375%	4/15/21	BB+	$2,919,000
1,960	Nationstar Mortgage LLC Capital Corporation	7.875%	10/01/20	B+	2,001,650
7,760	Total Diversified Financial Services				8,013,150

	Diversified Telecommunication Services – 4.7%

3,735	CenturyLink Inc.	5.625%	4/01/20	BB	3,763,012
2,000	Frontier Communications Corporation	8.500%	4/15/20	B+	1,660,000
1,090	Level 3 Financing Inc.	6.125%	1/15/21	BB	1,107,713
840	Windstream Corporation	7.750%	10/15/20	B	709,800
7,665	Total Diversified Telecommunication Services				7,240,525

	Electric Utilities – 0.6%

600	DCP Midstream Operating LP	2.700%	4/01/19	BB+	596,250
250	DCP Midstream Operating LP, 144A	5.350%	3/15/20	BB+	260,625
850	Total Electric Utilities				856,875

	Energy Equipment & Services – 2.3%

1,500	McDermott International Inc., 144A	8.000%	5/01/21	BB–	1,541,775
2,025	Resolute Energy Corporation	8.500%	5/01/20	B+	2,060,438
3,525	Total Energy Equipment & Services				3,602,213

	Equity Real Estate Investment Trusts – 1.8%

2,000	iStar Inc.	5.000%	7/01/19	BB	2,010,000
750	iStar Inc.	4.625%	9/15/20	BB	761,250
2,750	Total Equity Real Estate Investment Trusts				2,771,250

	Food Products – 1.4%

2,060	Marfrig Holding Europe BV, 144A	6.875%	6/24/19	BB–	2,119,740

	Gas Utilities – 0.8%

1,250	Ferrellgas LP	6.500%	5/01/21	B–	1,170,313

	Health Care Equipment & Supplies – 1.5%

2,250	Tenet Healthcare Corporation	4.500%	4/01/21	BB–	2,261,250

	Health Care Providers & Services – 3.1%

285	Acadia Healthcare	6.125%	3/15/21	B	288,919
1,250	Community Health Systems, Inc.	7.125%	7/15/20	CCC	934,375
1,000	HCA Inc.	6.500%	2/15/20	BBB–	1,060,000
2,270	Kindred Healthcare Inc.	8.000%	1/15/20	B–	2,459,431
4,805	Total Health Care Providers & Services				4,742,725

	Hotels, Restaurants & Leisure – 3.7%

1,500	MGM Resorts International Inc.	6.750%	10/01/20	BB	1,620,000
1,500	Scientific Games International Inc.	6.250%	9/01/20	CCC+	1,516,875
2,500	Studio City Co Ltd, 144A	5.875%	11/30/19	BB–	2,612,500
5,500	Total Hotels, Restaurants & Leisure				5,749,375

	Household Durables – 7.6%

1,500	Apex Tool Group, LLC (ATG), 144A	7.000%	2/01/21	B–	1,443,750
1,748	Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	B+	1,782,960
450	CalAtlantic Group Inc.	8.375%	1/15/21	BB	518,625
1,500	MDC Holdings Inc.	5.625%	2/01/20	BBB–	1,582,500
2,299	M-I Homes Inc.	6.750%	1/15/21	BB–	2,379,464
750	PulteGroup Inc.	4.250%	3/01/21	BB+	772,500
1,830	Rent-A-Center, Inc.	4.750%	5/01/21	B3	1,729,350
1,500	Rialto Holdings LLC-Rialto Corporation, 144A	7.000%	12/01/18	B1	1,503,750
11,577	Total Household Durables				11,712,899

30	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Independent Power & Renewable Electricity Producers – 3.9%

$1,000	Atlantica Yield PLC, 144A	7.000%	11/15/19	BB–	$1,053,750
2,750	DPL, Inc.	6.750%	10/01/19	BB+	2,880,625
2,000	Talen Energy Supply LLC, 144A	4.625%	7/15/19	B–	2,055,000
5,750	Total Independent Power & Renewable Electricity Producers				5,989,375

	Industrial Conglomerates – 2.0%

2,650	Icahn Enterprises Finance	6.000%	8/01/20	BB+	2,725,326
500	Techniplas, LLC, 144A	10.000%	5/01/20	B–	410,000
3,150	Total Industrial Conglomerates				3,135,326

	Insurance – 1.0%

1,500	Genworth Financial Inc.	7.700%	6/15/20	B	1,509,375

	Internet and Direct Marketing Retail – 0.7%

1,000	Netflix Incorporated	5.375%	2/01/21	B+	1,056,250

	Leisure Products – 0.9%

1,400	Mattel Inc.	4.350%	10/01/20	BB–	1,379,000

	Media – 4.9%

300	Cablevision Systems Corporation	8.000%	4/15/20	B–	320,250
2,790	Clear Channel Worldwide	7.625%	3/15/20	B–	2,734,200
100	Cogeco Communications Inc., 144A	4.875%	5/01/20	BB+	101,250
350	Dish DBS Corporation	7.875%	9/01/19	Ba3	374,500
2,000	Dish DBS Corporation	5.125%	5/01/20	Ba3	2,040,000
2,001	Mediacom Broadband LLC	5.500%	4/15/21	B+	2,026,013
7,541	Total Media				7,596,213

	Metals & Mining – 8.9%

2,025	Aleris International Inc., 144A	9.500%	4/01/21	B2	2,136,375
3,050	Allegheny Technologies Inc.	5.950%	1/15/21	B	3,111,000
1,500	ArcelorMittal	6.000%	3/01/21	BB+	1,620,000
2,000	Eldorado Gold Corporation, 144A	6.125%	12/15/20	B+	1,980,000
2,500	First Quantum Minerals Limited, 144A	7.000%	2/15/21	B	2,593,750
1,000	Gold Fields Orogen Holdings BVI Limited, 144A	4.875%	10/07/20	BB+	1,020,000
1,250	United States Steel Corporation	7.375%	4/01/20	B	1,356,250
13,325	Total Metals & Mining				13,817,375

	Multiline Retail – 1.1%

1,850	J.C. Penney Corporation Inc.	5.650%	6/01/20	B+	1,688,125

	Oil, Gas & Consumable Fuels – 11.7%

1,250	Calumet Specialty Products	6.500%	4/15/21	CCC+	1,243,750
575	Comstock Resources Inc.	10.000%	3/15/20	B3	592,969
1,500	Genesis Energy LP	5.750%	2/15/21	BB–	1,526,250
2,650	NGL Energy Partners LP/Fin Co	5.125%	7/15/19	B+	2,696,374
1,500	Niska Gas Storage Canada ULC Finance Corporation	6.500%	4/01/19	B+	1,518,750
1,000	Noble Energy Inc.	5.625%	5/01/21	BBB	1,027,185
1,865	Nustar Energy LP	6.750%	2/01/21	Ba1	1,986,225
1,500	NuStar Logistics LP	4.800%	9/01/20	Ba1	1,522,500
980	Petrobras International Finance Company	5.375%	1/27/21	BB	1,019,200
1,750	Teekay Corporation	8.500%	1/15/20	B+	1,780,625
1,750	WPX Energy Inc.	7.500%	8/01/20	B+	1,894,375
1,125	YPF Sociedad Anonima, 144A	8.500%	3/23/21	B2	1,272,375
17,445	Total Oil, Gas & Consumable Fuels				18,080,578

	Pharmaceuticals – 2.1%

1,000	Teva Pharmaceuticals IV BV	2.250%	3/18/20	BBB–	966,984
2,250	VRX Escrow Corp., 144A	5.375%	3/15/20	B–	2,255,625
3,250	Total Pharmaceuticals				3,222,609

NUVEEN	31

JHY	Nuveen High Income 2020 Target Term Fund
	Portfolio of Investments (continued)	December 31, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Real Estate Management & Development – 1.1%

$1,600	Hunt Companies Inc., 144A	9.625%	3/01/21	N/R	$1,686,000

	Road & Rail – 2.6%

3,975	The Hertz Corporation	5.875%	10/15/20	B–	3,984,938

	Software – 1.0%

1,540	Infor Us Inc., 144A	5.750%	8/15/20	BB	1,582,350

	Specialty Retail – 4.4%

2,500	GameStop Corporation, 144A	6.750%	3/15/21	Ba1	2,612,500
1,500	Gap, Inc.	5.950%	4/12/21	Baa2	1,617,283
2,378	Limited Brands Inc.	6.625%	4/01/21	BB+	2,603,910
6,378	Total Specialty Retail				6,833,693

	Technology Hardware, Storage & Peripherals – 1.6%

1,500	EMC Corporation	2.650%	6/01/20	Ba2	1,480,901
1,000	NCR Corporation	4.625%	2/15/21	BB	1,008,750
2,500	Total Technology Hardware, Storage & Peripherals				2,489,651

	Tobacco – 1.7%

2,500	Alliance One International Inc., 144A	8.500%	4/15/21	B2	2,618,750

	Trading Companies & Distributors – 1.1%

1,750	Avation Capital SA, 144A	7.500%	5/27/20	B+	1,760,938

	Transportation Infrastructure – 0.7%

1,200	Navigator Holdings Limited, 144A	7.750%	2/10/21	N/R	1,158,190

	Wireless Telecommunication Services – 5.3%

1,100	Digicel Group, Limited, 144A	8.250%	9/30/20	B–	1,082,180
2,500	Digicel Limited, 144A	6.000%	4/15/21	B1	2,460,600
2,500	Softbank Corporation, 144A	4.500%	4/15/20	BB+	2,553,824
2,000	Sprint Communications Inc.	7.000%	8/15/20	B+	2,120,000
8,100	Total Wireless Telecommunication Services				8,216,604
$172,410	Total Corporate Bonds (cost $175,075,715)				175,661,063

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 3.5% (2.8% of Total Investments)

	Capital Markets – 1.1%

$1,750	Prosepect Capital Corporation	4.750%	4/15/20	BBB–	$1,758,750

	Electrical Equipment – 1.4%

2,250	SolarCity Corporation	1.625%	11/01/19	N/R	2,088,281

	Independent Power & Renewable Electricity Producers – 1.0%

1,500	NRG Yield Inc., 144A	3.250%	6/01/20	N/R	1,484,063
$5,500	Total Convertible Bonds (cost $5,318,354)				5,331,094

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 3.1% (2.5% of Total Investments)

	Argentina – 1.0%

$1,500	Republic of Argentina	6.875%	4/22/21	B+	$1,633,500

32	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Egypt – 1.0%

$1,500	Arab Republic of Egypt, 144A	5.750%	4/29/20	B	$1,568,379

	Honduras – 0.4%

500	Honduras Government, 144A	8.750%	12/16/20	BB–	560,225

	Turkey – 0.7%

1,000	Republic of Turkey	5.625%	3/30/21	Ba1	1,052,598
$4,500	Total Sovereign Debt (cost $4,726,293)				4,814,702
	Total Long-Term Investments (cost $185,120,362)				185,806,859

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 3.6% (2.9% of Total Investments)

	REPURCHASE AGREEMENTS – 3.6% (2.9% of Total Investments)

$5,575	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/17, repurchase price $5,575,273, collateralized by $5,420,000 U.S. Treasury Notes, 0.125%, due 4/15/19, value $5,689,266	0.540%	1/02/18		$5,574,938
	Total Short-Term Investments (cost $5,574,938)				5,574,938
	Total Investments (cost $190,695,300) – 123.8%				191,381,797
	Borrowings – (28.5)% (3), (4)				(44,000,000)
	Other Assets Less Liabilities – 4.7%				7,213,483
	Net Assets – 100%				$154,595,280

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Borrowings as a percentage of Total Investments is 23.0%.

(4)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives) in the Portfolio of Investments as collateral for borrowings.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

NUVEEN	33

JHD

Nuveen High Income December 2019 Target Term Fund
Portfolio of Investments	December 31, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 117.1% (98.4% of Total Investments)

	CORPORATE BONDS – 110.3% (92.7% of Total Investments)

	Aerospace & Defense – 1.6%

$4,100	Bombardier Inc., 144A	7.750%	3/15/20	B	$4,407,500

	Airlines – 4.8%

1,580	Air Canada 2015-1C Pass Through Trust, 144A	5.000%	3/15/20	BB	1,615,392
3,500	American Airlines Group Inc., 144A	5.500%	10/01/19	BB–	3,596,250
2,000	American Airlines Group Inc., 144A	4.625%	3/01/20	BB–	2,025,000
750	United Continental Holdings Inc.	6.375%	6/01/18	BB–	759,375
3,825	Virgin Australia Holdings Limited, 144A	8.500%	11/15/19	B–	3,974,174
1,500	VistaJet Malta Finance PLC, 144A	7.750%	6/01/20	B–	1,395,000
13,155	Total Airlines				13,365,191

	Auto Components – 1.4%

3,455	American & Axle Manufacturing Inc.	7.750%	11/15/19	BB–	3,765,950

	Automobiles – 2.8%

4,650	Fiat Chrysler Automobiles NV	4.500%	4/15/20	BB	4,770,202
722	Jaguar Land Rover Automotive PLC, 144A	4.250%	11/15/19	BB+	734,635
2,000	Jaguar Land Rover Automotive PLC, 144A	3.500%	3/15/20	BB+	2,024,160
100	RCI Banque SA, 144A	3.500%	4/03/18	Baa1	100,345
7,472	Total Automobiles				7,629,342

	Banks – 3.3%

3,500	CIT Group Inc.	5.375%	5/15/20	BB+	3,696,875
5,082	Popular Inc.	7.000%	7/01/19	BB–	5,285,280
8,582	Total Banks				8,982,155

	Chemicals – 3.3%

4,425	CF Industries Inc.	7.125%	5/01/20	BB+	4,818,825
1,000	Hexion Inc.	6.625%	4/15/20	CCC+	897,500
3,458	INVISTA Finance LLC, 144A	4.250%	10/15/19	BBB–	3,501,571
8,883	Total Chemicals				9,217,896

	Commercial Services & Supplies – 2.9%

2,500	AerCap Ireland Capital Limited / AerCap Global Aviation Trust	3.750%	5/15/19	BBB–	2,539,349
3,710	APX Group, Inc.	6.375%	12/01/19	B1	3,765,650
1,500	International Lease Finance Corporation	6.250%	5/15/19	BBB–	1,571,724
7,710	Total Commercial Services & Supplies				7,876,723

	Construction & Engineering – 0.4%

1,000	HC2 Holdings, Inc., 144A	11.000%	12/01/19	B–	1,016,250

	Consumer Finance – 3.2%

3,000	Ally Financial Inc.	4.125%	3/30/20	BB+	3,060,000
25	Ally Financial Inc	8.000%	12/31/18	BB–	26,188
3,680	Navient Corporation	8.000%	3/25/20	BB	3,979,000
1,725	Springleaf Finance Corporation	5.250%	12/15/19	B	1,774,594
8,430	Total Consumer Finance				8,839,782

	Diversified Consumer Services – 0.7%

2,000	Regis Corporation, 144A	5.500%	12/02/19	N/R	2,015,000

34	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Financial Services – 3.0%

$4,250	Jefferies Finance LLC Corporation, 144A	7.375%	4/01/20	BB–	$4,372,187
3,775	Nationstar Mortgage LLC Capital Corporation	9.625%	5/01/19	B+	3,883,531
8,025	Total Diversified Financial Services				8,255,718

	Diversified Telecommunication Services – 2.2%

6,100	CenturyLink Inc.	5.625%	4/01/20	BB	6,145,750

	Electric Utilities – 1.7%

4,500	DCP Midstream Operating LP, 144A	5.350%	3/15/20	BB+	4,691,250

	Electronic Equipment, Instruments & Components – 2.3%

4,448	Anixter Inc.	5.625%	5/01/19	BBB–	4,587,000
1,675	Sanmina-SCI Corporation, 144A	4.375%	6/01/19	BBB–	1,716,875
6,123	Total Electronic Equipment, Instruments & Components				6,303,875

	Energy Equipment & Services – 1.3%

1,000	Noble Drilling Corporation	7.500%	3/15/19	B	1,023,750
2,500	Resolute Energy Corporation	8.500%	5/01/20	B+	2,543,750
3,500	Total Energy Equipment & Services				3,567,500

	Equity Real Estate Investment Trusts – 4.2%

2,840	CoreCivic, Inc.	4.125%	4/01/20	Ba1	2,882,600
4,000	iStar Inc.	5.000%	7/01/19	BB	4,020,000
3,000	Realogy Group LLC / Realogy Co-Issuer Corporation, 144A	4.500%	4/15/19	B+	3,041,250
1,750	Vereit Operating Partnership LP	3.000%	2/06/19	BBB–	1,758,289
11,590	Total Equity Real Estate Investment Trusts				11,702,139

	Food Products – 2.0%

1,350	JBS USA LLC, 144A	8.250%	2/01/20	BB–	1,354,050
4,000	Marfrig Holding Europe BV, 144A	6.875%	6/24/19	BB–	4,116,000
5,350	Total Food Products				5,470,050

	Health Care Equipment & Supplies – 2.3%

3,000	Tenet Healthcare Corporation	6.750%	2/01/20	B–	3,030,000
3,300	Tenet Healthcare Corporation	4.750%	6/01/20	BB–	3,357,750
6,300	Total Health Care Equipment & Supplies				6,387,750

	Health Care Providers & Services – 2.4%

3,000	HCA Inc.	6.500%	2/15/20	BBB–	3,180,000
3,500	Mallinckrodt International Finance SA, 144A	4.875%	4/15/20	BB–	3,360,000
6,500	Total Health Care Providers & Services				6,540,000

	Hotels, Restaurants & Leisure – 4.7%

4,160	International Game Technology PLC, 144A	5.625%	2/15/20	BB+	4,331,600
4,250	MGM Resorts International Inc.	5.250%	3/31/20	BB	4,398,750
4,000	Studio City Co Ltd, 144A	5.875%	11/30/19	BB–	4,180,000
12,410	Total Hotels, Restaurants & Leisure				12,910,350

	Household Durables – 9.1%

2,110	Beazer Homes USA, Inc.	5.750%	6/15/19	B–	2,183,850
2,350	KB Home	4.750%	5/15/19	BB–	2,391,125
2,144	KB Home	8.000%	3/15/20	BB–	2,347,680
1,000	Lennar Corporation	4.500%	11/15/19	BB+	1,026,250
3,500	MDC Holdings Inc.	5.625%	2/01/20	BBB–	3,692,500
925	Meritage Homes Corporation	7.150%	4/15/20	BB	1,005,938
4,400	Rialto Holdings LLC-Rialto Corporation, 144A	7.000%	12/01/18	B1	4,411,000
3,000	Tri Pointe Holdings Inc.	4.375%	6/15/19	BB–	3,060,000
4,935	William Lyon Homes Incorporated	5.750%	4/15/19	B+	4,959,675
24,364	Total Household Durables				25,078,018

NUVEEN	35

JHD	Nuveen High Income December 2019 Target Term Fund
	Portfolio of Investments (continued)	December 31, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Independent Power & Renewable Electricity Producers – 5.7%

$4,864	Atlantica Yield PLC, 144A	7.000%	11/15/19	BB–	$5,125,440
5,152	DPL, Inc.	6.750%	10/01/19	BB+	5,396,720
5,000	Talen Energy Supply LLC, 144A	4.625%	7/15/19	B–	5,137,500
15,016	Total Independent Power & Renewable Electricity Producers				15,659,660

	Insurance – 1.2%

3,293	Genworth Financial Inc.	6.515%	5/22/18	B	3,293,000

	IT Services – 1.2%

3,275	Alliance Data Systems Corporation, 144A	6.375%	4/01/20	N/R	3,299,399

	Leisure Products – 1.8%

2,551	Hyatt Hotels Corporation, 144A	6.875%	8/15/19	BBB	2,719,235
2,150	Mattel Inc.	2.350%	5/06/19	BB–	2,122,867
4,701	Total Leisure Products				4,842,102

	Machinery – 1.3%

3,500	CNH Industrial Capital LLC	3.375%	7/15/19	BBB–	3,526,250

	Media – 5.4%

2,050	Cablevision Systems Corporation	8.000%	4/15/20	B–	2,188,375
3,350	Clear Channel Worldwide	7.625%	3/15/20	B–	3,283,000
2,500	Cogeco Communications Inc., 144A	4.875%	5/01/20	BB+	2,531,250
2,275	CSC Holdings Inc.	8.625%	2/15/19	B+	2,400,125
540	Dish DBS Corporation	7.875%	9/01/19	Ba3	577,800
3,800	Dish DBS Corporation	5.125%	5/01/20	Ba3	3,876,000
14,515	Total Media				14,856,550

	Metals & Mining – 3.9%

3,485	Anglo American PLC, 144A	3.625%	5/14/20	BBB–	3,547,727
2,500	ArcelorMittal	5.125%	6/01/20	BB+	2,612,500
1,750	Freeport McMoRan, Inc.	3.100%	3/15/20	BB+	1,739,063
2,750	United States Steel Corporation	7.375%	4/01/20	B	2,983,750
10,485	Total Metals & Mining				10,883,040

	Multiline Retail – 0.4%

1,000	J.C. Penney Company Inc.	8.125%	10/01/19	B+	1,020,000

	Oil, Gas & Consumable Fuels – 13.4%

470	Canadian Oil Sands Trust, 144A	7.750%	5/15/19	A–	500,042
2,750	Cenovus Energy Inc.	5.700%	10/15/19	BBB	2,892,450
1,325	Comstock Resources Inc.	10.000%	3/15/20	B3	1,366,406
2,000	Ithaca Energy Inc., 144A	8.125%	7/01/19	CCC+	2,020,000
2,500	Marathon Oil Corporation	2.700%	6/01/20	BBB	2,500,192
4,245	NGL Energy Partners LP/Fin Co	5.125%	7/15/19	B+	4,319,287
2,125	Niska Gas Storage Canada ULC Finance Corporation	6.500%	4/01/19	B+	2,151,563
4,000	Petrobras International Finance Company	5.750%	1/20/20	BB	4,169,480
3,500	Southwestern Energy Company	5.800%	1/23/20	BB	3,780,000
3,000	Targa Resources Inc.	4.125%	11/15/19	BB–	3,018,750
1,250	Teekay Corporation	8.500%	1/15/20	B+	1,271,875
2,000	Tesoro Logistics LP Finance Corporation	5.500%	10/15/19	BBB–	2,076,040
3,500	Whiting Petroleum Corporation	5.000%	3/15/19	BB–	3,589,250
3,000	Williams Partners LP	5.250%	3/15/20	BBB	3,168,793
35,665	Total Oil, Gas & Consumable Fuels				36,824,128

	Pharmaceuticals – 3.3%

3,000	Shire Acquisitions Investments Ireland Designated Activity Company	1.900%	9/23/19	BBB–	2,972,518
1,750	Teva Pharmaceuticals IV BV	2.250%	3/18/20	BBB–	1,692,222
4,500	VRX Escrow Corp., 144A	5.375%	3/15/20	B–	4,511,250
9,250	Total Pharmaceuticals				9,175,990

36	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Specialty Retail – 2.2%

$3,350	GameStop Corporation, 144A	5.500%	10/01/19	Ba1	$3,404,437
2,500	Limited Brands Inc.	7.000%	5/01/20	BB+	2,725,000
5,850	Total Specialty Retail				6,129,437

	Technology Hardware, Storage & Peripherals – 5.3%

3,000	Diamond 1 Finance Corporation / Diamond 2 Finance Corporation, 144A	3.480%	6/01/19	BBB–	3,037,314
8,000	EMC Corporation	2.650%	6/01/20	Ba2	7,898,139
3,750	Seagate HDD Cayman	3.750%	11/15/18	Baa3	3,804,375
14,750	Total Technology Hardware, Storage & Peripherals				14,739,828

	Thrifts & Mortgage Finance – 1.1%

3,000	Radian Group Inc.	5.500%	6/01/19	BB+	3,112,500

	Trading Companies & Distributors – 1.3%

560	Aircastle Limited	6.250%	12/01/19	BB+	590,800
2,860	Avation Capital SA, 144A	7.500%	5/27/20	B+	2,877,875
3,420	Total Trading Companies & Distributors				3,468,675

	Wireless Telecommunication Services – 3.2%

2,650	Softbank Corporation, 144A	4.500%	4/15/20	BB+	2,707,055
2,500	Sprint Capital Corporation	6.900%	5/01/19	B+	2,615,625
3,205	Sprint Communications Inc., 144A	7.000%	3/01/20	BB	3,429,350
8,355	Total Wireless Telecommunication Services				8,752,030
$295,624	Total Corporate Bonds (cost $298,894,483)				303,750,778

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 3.8% (3.2% of Total Investments)

	Capital Markets – 1.2%

$3,500	Prosepect Capital Corporation	4.750%	4/15/20	BBB–	$3,517,500

	Electrical Equipment – 1.1%

3,240	SolarCity Corporation	1.625%	11/01/19	N/R	3,007,125

	Independent Power & Renewable Electricity Producers – 1.1%

3,000	NRG Yield Inc, 144A	3.250%	6/01/20	N/R	2,968,125

	Machinery – 0.4%

1,000	Navistar International Corporation	4.750%	4/15/19	CCC	1,082,500
$10,740	Total Convertible Bonds (cost $10,357,472)				10,575,250

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 3.0% (2.5% of Total Investments)

	Argentina – 1.1%

$3,000	Republic of Argentina	6.250%	4/22/19	B+	$3,132,150

	Egypt – 1.0%

2,500	Arab Republic of Egypt, 144A	5.750%	4/29/20	B	2,613,965

	Sri Lanka – 0.9%

1,000	Republic of Sri Lanka, 144A	6.000%	1/14/19	B+	1,024,004
1,500	Republic of Sri Lanka, 144A	5.125%	4/11/19	B+	1,524,375
	Total Sri Lanka				2,548,379
$8,000	Total Sovereign Debt (cost $8,185,664)				8,294,494
	Total Long-Term Investments (cost $317,437,619)				322,620,522

NUVEEN	37

JHD	Nuveen High Income December 2019 Target Term Fund
	Portfolio of Investments (continued)	December 31, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.8% (1.6% of Total Investments)

	REPURCHASE AGREEMENTS – 1.8% (1.6% of Total Investments)

$5,093	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/17, repurchase price $5,093,307, collateralized by $5,225,000 U.S. Treasury Notes, 1.250%, due 12/31/18, value $5,199,408	0.540%	1/02/18	$5,093,001
	Total Short-Term Investments (cost $5,093,001)			5,093,001
	Total Investments (cost $322,530,620) – 118.9%			327,713,523
	Borrowings – (23.0)% (3), (4)			(63,500,000)
	Other Assets Less Liabilities – 4.1%			11,410,419
	Net Assets – 100%			$275,623,942

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Borrowings as a percentage of Total Investments is 19.4%.

(4)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives) in the Portfolio of Investments as collateral for borrowings.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

38	NUVEEN

JHA

Nuveen High Income December 2018 Target Term Fund
Portfolio of Investments	December 31, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 94.2% (97.2% of Total Investments)

	CORPORATE BONDS – 84.7% (87.4% of Total Investments)

	Aerospace & Defense – 5.1%

$4,000	Air Canada 2013-1C Pass Through Trust, 144A	6.625%	5/15/18	BB	$4,065,000
6,440	American Airlines Group Inc.	6.125%	6/01/18	BB–	6,520,500
1,500	Continental Airlines, Inc.	6.125%	4/29/18	Ba1	1,515,750
2,869	United Continental Holdings Inc.	6.375%	6/01/18	BB–	2,904,863
14,809	Total Airlines				15,006,113

	Automobiles – 4.4%

3,000	General Motors Corporation	3.500%	10/02/18	BBB	3,031,191
3,000	General Motors Financial Company Inc.	2.400%	5/09/19	BBB	3,000,473
6,500	Jaguar Land Rover Automotive PLC, 144A	4.125%	12/15/18	BB+	6,573,124
300	RCI Banque SA, 144A	3.500%	4/03/18	Baa1	301,035
12,800	Total Automobiles				12,905,823

	Banks – 1.1%

3,000	CIT Group Inc.	3.875%	2/19/19	BB+	3,030,000
300	Royal Bank of Scotland Group PLC	4.700%	7/03/18	BBB–	303,041
3,300	Total Banks				3,333,041

	Beverages – 0.5%

1,350	Carolina Beverage Group LLC, 144A	10.625%	8/01/18	B–	1,356,750

	Capital Markets – 1.4%

1,450	Deutsche Bank AG London	2.500%	2/13/19	BBB+	1,449,308
2,500	GFI Group, Inc.	8.375%	7/19/18	BBB–	2,562,500
3,950	Total Capital Markets				4,011,808

	Commercial Services & Supplies – 2.4%

2,000	AerCap Ireland Capital Limited / AerCap Global Aviation Trust	3.750%	5/15/19	BBB–	2,031,480
3,000	International Lease Finance Corporation	5.875%	4/01/19	BBB–	3,122,155
2,000	International Lease Finance Corporation	6.250%	5/15/19	BBB–	2,095,632
7,000	Total Commercial Services & Supplies				7,249,267

	Consumer Finance – 4.0%

5,805	Ally Financial Inc.	4.750%	9/10/18	BB+	5,877,563
25	Ally Financial Inc.	8.000%	12/31/18	BB–	26,188
3,000	Navient Corporation	8.450%	6/15/18	BB	3,076,500
2,750	Navient Corporation	5.500%	1/15/19	BB	2,798,125
11,580	Total Consumer Finance				11,778,376

	Diversified Financial Services – 1.8%

5,000	Nationstar Mortgage LLC Capital Corporation	6.500%	8/01/18	B+	5,008,500
250	Nationstar Mortgage LLC Capital Corporation	9.625%	5/01/19	B+	257,188
5,250	Total Diversified Financial Services				5,265,688

	Diversified Telecommunication Services – 4.4%

4,000	Frontier Communications Corporation	8.125%	10/01/18	B+	3,984,600
2,500	Frontier Communications Corporation	7.125%	3/15/19	B+	2,400,000
6,500	Qwest Capital Funding Inc.	6.500%	11/15/18	BB	6,711,250
13,000	Total Diversified Telecommunication Services				13,095,850

	Electric Utilities – 1.9%

5,634	DCP Midstream Operating LP	2.700%	4/01/19	BB+	5,598,788

NUVEEN	39

JHA	Nuveen High Income December 2018 Target Term Fund
	Portfolio of Investments (continued)	December 31, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Electronic Equipment, Instruments & Components – 4.0%

$6,250	Anixter Inc.	5.625%	5/01/19	BBB–	$6,445,312
5,252	Sanmina-SCI Corporation, 144A	4.375%	6/01/19	BBB–	5,383,300
11,502	Total Electronic Equipment, Instruments & Components				11,828,612

	Energy Equipment & Services – 1.6%

25	Nabors Industries Inc.	9.250%	1/15/19	BB+	26,500
2,000	Noble Holding International Limited	5.750%	3/16/18	B	2,005,000
2,605	Rockies Express Pipeline Company, 144A	6.850%	7/15/18	BB+	2,650,588
4,630	Total Energy Equipment & Services				4,682,088

	Equity Real Estate Investment Trusts – 3.3%

5,200	Realogy Group LLC / Realogy Co-Issuer Corporation, 144A	4.500%	4/15/19	B+	5,271,500
4,500	Vereit Operating Partnership LP	3.000%	2/06/19	BBB–	4,521,316
9,700	Total Equity Real Estate Investment Trusts				9,792,816

	Food Products – 1.0%

3,000	Marfrig Holding Europe BV, 144A	8.375%	5/09/18	BB–	3,052,500

	Health Care Providers & Services – 3.6%

7,500	HCA Inc.	3.750%	3/15/19	BBB–	7,565,624
2,950	Mallinckrodt International Finance SA	3.500%	4/15/18	B	2,935,250
10,450	Total Health Care Providers & Services				10,500,874

	Hotels, Restaurants & Leisure – 1.8%

5,060	MGM Resorts International Inc.	8.625%	2/01/19	BB	5,363,600

	Household Durables – 7.8%

200	CalAtlantic Group Inc.	8.375%	5/15/18	BB	204,000
5,200	KB Home	4.750%	5/15/19	BB–	5,291,000
145	Lennar Corporation	4.125%	12/01/18	BB+	146,450
4,250	Meritage Homes Corporation	4.500%	3/01/18	BB	4,255,313
6,215	Rialto Holdings LLC-Rialto Corporation, 144A	7.000%	12/01/18	B1	6,230,537
6,730	William Lyon Homes Incorporated	5.750%	4/15/19	B+	6,763,650
22,740	Total Household Durables				22,890,950

	Independent Power & Renewable Electricity Producers – 2.4%

4,000	Talen Energy Supply LLC	6.500%	5/01/18	B–	4,060,000
2,958	TransAlta Corporation	6.900%	5/15/18	BBB–	3,003,860
6,958	Total Independent Power & Renewable Electricity Producers				7,063,860

	Insurance – 1.7%

5,000	Genworth Financial Inc.	6.515%	5/22/18	B	5,000,000

	Leisure Products – 1.0%

2,905	Mattel Inc.	2.350%	5/06/19	BB–	2,868,339

	Media – 4.4%

2,175	Cablevision Systems Corporation	7.750%	4/15/18	B–	2,202,188
195	CSC Holdings Inc.	7.625%	7/15/18	B+	199,388
5,000	CSC Holdings Inc.	8.625%	2/15/19	B+	5,275,000
5,302	Dish DBS Corporation	4.250%	4/01/18	Ba3	5,321,882
12,672	Total Media				12,998,458

	Metals & Mining – 2.5%

875	Anglo American Capital PLC, 144A	9.375%	4/08/19	BBB–	948,792
2,427	Arconic Inc.	5.720%	2/23/19	BBB–	2,506,763
4,030	Freeport McMoRan, Inc.	2.375%	3/15/18	BB+	4,024,963
7,332	Total Metals & Mining				7,480,518

40	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Multiline Retail – 1.0%

$2,885	J.C. Penney Corporation Inc.	5.750%	2/15/18	B+	$2,888,606

	Oil, Gas & Consumable Fuels – 9.4%

2,795	Energy Transfer Partners	2.500%	6/15/18	BBB–	2,799,158
4,500	Kinder Morgan Energy Partners, LP	5.950%	2/15/18	BBB–	4,520,925
3,500	Niska Gas Storage Canada ULC Finance Corporation	6.500%	4/01/19	B+	3,543,750
750	Nustar Energy LP	8.150%	4/15/18	Ba1	762,188
2,000	Oasis Petroleum Inc.	7.250%	2/01/19	BB–	2,000,000
2,000	Petrobras Global Finance BV	3.000%	1/15/19	BB	1,991,460
4,500	Petrobras International Finance Company	7.875%	3/15/19	BB	4,741,874
1,500	Petroleos Mexicanos	5.500%	2/04/19	BBB+	1,550,175
1,066	Petroleos Mexicanos	8.000%	5/03/19	BBB+	1,138,488
4,500	Whiting Petroleum Corporation	5.000%	3/15/19	BB–	4,614,750
27,111	Total Oil, Gas & Consumable Fuels				27,662,768

	Semiconductors & Semiconductor Equipment – 1.7%

5,000	NXP BV, 144A	3.750%	6/01/18	BBB–	5,030,000

	Specialty Retail – 1.1%

3,250	Best Buy Co., Inc.	5.000%	8/01/18	Baa1	3,303,375

	Technology Hardware, Storage & Peripherals – 4.0%

4,000	Dell Inc.	5.650%	4/15/18	Ba2	4,024,040
2,800	Diamond 1 Finance Corporation / Diamond 2 Finance Corporation, 144A	3.480%	6/01/19	BBB–	2,834,827
4,000	Seagate HDD Cayman	3.750%	11/15/18	Baa3	4,058,000
764	Xerox Corporation	6.350%	5/15/18	BBB–	775,091
11,564	Total Technology Hardware, Storage & Peripherals				11,691,958

	Thrifts & Mortgage Finance – 1.9%

5,415	Radian Group Inc.	5.500%	6/01/19	BB+	5,618,062

	Trading Companies & Distributors – 1.0%

3,000	Aircastle Limited	4.625%	12/15/18	BB+	3,048,750

	Wireless Telecommunication Services – 2.5%

7,000	Sprint Communications Inc., 144A	9.000%	11/15/18	BB	7,368,200
$245,847	Total Corporate Bonds (cost $247,766,715)				249,735,838

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 6.5% (6.7% of Total Investments)

	Capital Markets – 1.2%

$3,500	Prosepect Capital Corporation	5.875%	1/15/19	BBB–	$3,578,750

	Electrical Equipment – 1.4%

4,000	SolarCity Corporation	2.750%	11/01/18	N/R	3,970,000

	Independent Power & Renewable Electricity Producers – 1.3%

3,800	NRG Yield Inc, 144A	3.500%	2/01/19	N/R	3,845,125

	Machinery – 1.9%

5,250	Navistar International Corporation	4.750%	4/15/19	CCC	5,683,125

	Oil, Gas & Consumable Fuels – 0.7%

2,000	Clean Energy Fuels Corporation, 144A	5.250%	10/01/18	N/R	1,960,000
$18,550	Total Convertible Bonds (cost $18,188,166)				19,037,000

NUVEEN	41

JHA	Nuveen High Income December 2018 Target Term Fund
	Portfolio of Investments (continued)	December 31, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 3.0% (3.1% of Total Investments)

	Argentina – 1.0%

$3,000	Republic of Argentina	6.250%	4/22/19	B+	$3,132,150

	South Africa – 1.1%

3,000	Republic of South Africa	6.875%	5/27/19	Baa3	3,158,604

	Sri Lanka – 0.9%

2,500	Republic of Sri Lanka, 144A	6.000%	1/14/19	B+	2,560,010
$8,500	Total Sovereign Debt (cost $8,716,854)				8,850,764
	Total Long-Term Investments (cost $274,671,735)				277,623,602

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 2.7% (2.8% of Total Investments)

	REPURCHASE AGREEMENTS – 2.7% (2.8% of Total Investments)

$7,881	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/17, repurchase price $7,881,233, collateralized by $8,080,000 U.S. Treasury Notes, 1.250%, due 12/31/18, value $8,040,424	0.540%	1/02/18		$7,880,760
	Total Short-Term Investments (cost $7,880,760)				7,880,760
	Total Investments (cost $282,552,495) – 96.9%				285,504,362
	Other Assets Less Liabilities – 3.1%				9,268,122
	Net Assets – 100%				$294,772,484

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

42	NUVEEN

JHB

Nuveen High Income November 2021 Target Term Fund
Portfolio of Investments	December 31, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 128.1% (100.0% of Total Investments)

	CORPORATE BONDS – 125.7% (98.1% of Total Investments)

	Aerospace & Defense – 2.9%

$3,000	Bombardier Inc., 144A	8.750%	12/01/21	B	$3,300,000
5,750	Bombardier Inc., 144A	5.750%	3/15/22	B	5,649,375
7,343	Triumph Group Inc.	4.875%	4/01/21	B–	7,214,497
16,093	Total Aerospace & Defense				16,163,872

	Airlines – 2.4%

1,150	Air Canada, 144A	7.750%	4/15/21	BB–	1,311,000
1,675	American Airlines Group Inc., 144A	4.625%	3/01/20	BB–	1,695,938
1,500	United Continental Holdings Inc.	6.000%	12/01/20	BB	1,605,000
6,700	Virgin Australia Holdings Limited, 144A	7.875%	10/15/21	B–	6,901,000
2,000	VistaJet Malta Finance PLC, 144A	7.750%	6/01/20	B–	1,860,000
13,025	Total Airlines				13,372,938

	Automobiles – 1.1%

6,006	Aston Martin Capital Holdings Ltd, 144A	6.500%	4/15/22	B2	6,306,300

	Banks – 0.9%

4,850	Popular Inc.	7.000%	7/01/19	BB–	5,044,000

	Building Products – 1.2%

2,750	Euramax International Inc., 144A	12.000%	8/15/20	B–	2,970,000
250	Ply Gem Industries Inc.	6.500%	2/01/22	B+	258,125
3,325	Taylor Morrison Monarch Communities, 144A	5.250%	4/15/21	BB–	3,391,500
6,325	Total Building Products				6,619,625

	Chemicals – 3.0%

2,000	CF Industries Inc., 144A	3.400%	12/01/21	BBB–	2,020,297
1,250	Hexion Inc., 144A	10.375%	2/01/22	CCC+	1,163,281
3,000	Hexion Inc.	6.625%	4/15/20	CCC+	2,692,500
1,300	Huntsman International LLC	4.875%	11/15/20	BB	1,352,000
6,230	Platform Specialty Products Corporation, 144A	6.500%	2/01/22	B+	6,440,263
3,200	Tronox Finance LLC, 144A	7.500%	3/15/22	B–	3,344,000
16,980	Total Chemicals				17,012,341

	Commercial Services & Supplies – 5.2%

6,345	ADT Corporation	6.250%	10/15/21	BB–	6,947,774
4,267	APX Group, Inc.	8.750%	12/01/20	CCC	4,357,674
6,250	GFL Environmental Corporation, 144A	5.625%	5/01/22	B–	6,484,375
4,700	R.R. Donnelley & Sons Company	7.875%	3/15/21	B	4,888,000
500	R.R. Donnelley & Sons Company	7.000%	2/15/22	B	516,250
6,000	West Corporation, 144A	4.750%	7/15/21	BB	6,075,000
28,062	Total Commercial Services & Supplies				29,269,073

	Construction & Engineering – 0.8%

1,578	AECOM Global II LLC / URS FOX US LP	5.000%	4/01/22	BB–	1,623,368
3,000	HC2 Holdings, Inc., 144A	11.000%	12/01/19	B–	3,048,750
4,578	Total Construction & Engineering				4,672,118

	Construction Materials – 0.5%

3,000	Cemex SAB de CV, 144A	7.250%	1/15/21	BB	3,105,000

NUVEEN	43

JHB	Nuveen High Income November 2021 Target Term Fund
	Portfolio of Investments (continued)	December 31, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Consumer Finance – 5.7%

$3,500	Ally Financial Inc.	4.125%	2/13/22	BB+	$3,578,050
7,752	Credit Acceptance Corporation	6.125%	2/15/21	BB	7,829,520
2,740	Enova International, Inc.	9.750%	6/01/21	B–	2,897,550
2,100	Navient Corporation	6.625%	7/26/21	BB	2,215,500
8,564	OneMain Financial Holdings, Inc., 144A	7.250%	12/15/21	B1	8,899,708
6,225	SLM Corporation	7.250%	1/25/22	BB	6,668,531
30,881	Total Consumer Finance				32,088,859

	Containers & Packaging – 1.6%

3,650	Ardagh Packaging Finance PLC and Ardagh MP Holdings USA, Inc., 144A	6.000%	6/30/21	B	3,745,813
1,800	Coveris Holdings SA, 144A	7.875%	11/01/19	CCC+	1,786,500
3,235	Owens-Brockway Glass Containers, 144A	5.000%	1/15/22	BB–	3,348,225
8,685	Total Containers & Packaging				8,880,538

	Diversified Financial Services – 5.1%

6,475	Fly Leasing Limited	6.375%	10/15/21	BB–	6,750,188
4,500	Jefferies Finance LLC Corporation, 144A	6.875%	4/15/22	BB–	4,556,250
2,700	Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp., 144A	5.250%	3/15/22	BB	2,784,375
3,625	Lincoln Finance LTD, 144A	7.375%	4/15/21	BB+	3,779,063
6,527	Nationstar Mortgage LLC Capital Corporation	6.500%	7/01/21	B+	6,616,746
4,265	PHH Corporation	6.375%	8/15/21	N/R	4,376,956
28,092	Total Diversified Financial Services				28,863,578

	Diversified Telecommunication Services – 2.0%

2,100	CenturyLink Inc.	5.625%	4/01/20	BB	2,115,750
9,195	CenturyLink Inc.	5.800%	3/15/22	BB	9,005,582
11,295	Total Diversified Telecommunication Services				11,121,332

	Electric Utilities – 0.2%

1,000	DCP Midstream Operating LP, 144A	4.750%	9/30/21	BB+	1,032,500

	Electronic Equipment, Instruments & Components – 0.7%

4,000	Anixter Inc.	5.125%	10/01/21	BBB–	4,210,000

	Energy Equipment & Services – 1.9%

3,900	McDermott International Inc., 144A	8.000%	5/01/21	BB–	4,008,615
2,500	Resolute Energy Corporation	8.500%	5/01/20	B+	2,543,750
4,116	SESI, LLC	7.125%	12/15/21	BB–	4,218,900
10,516	Total Energy Equipment & Services				10,771,265

	Equity Real Estate Investment Trusts – 4.1%

3,248	CoreCivic, Inc.	4.125%	4/01/20	Ba1	3,296,720
3,754	Geo Group Inc.	5.875%	1/15/22	B+	3,866,620
2,500	Iron Mountain Inc., 144A	4.375%	6/01/21	BB–	2,537,200
250	iStar Inc.	4.625%	9/15/20	BB	253,750
8,290	iStar Inc.	6.500%	7/01/21	BB	8,611,237
100	Lamar Media Corporation	5.875%	2/01/22	BB–	102,125
4,347	Realogy Group LLC / Realogy Co-Issuer Corporation, 144A	5.250%	12/01/21	B+	4,510,013
22,489	Total Equity Real Estate Investment Trusts				23,177,665

	Food & Staples Retailing – 1.5%

4,885	Rite Aid Corporation	6.750%	6/15/21	B	4,860,575
3,500	Supervalu Inc.	6.750%	6/01/21	B–	3,486,875
8,385	Total Food & Staples Retailing				8,347,450

	Food Products – 0.2%

100	B&G Foods Inc.	4.625%	6/01/21	B+	101,500
910	JBS USA LLC, 144A	7.250%	6/01/21	BB–	924,788
1,010	Total Food Products				1,026,288

44	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Gas Utilities – 0.5%

$2,770	Ferrellgas LP	6.750%	1/15/22	B–	$2,562,250

	Health Care Equipment & Supplies – 1.7%

1,550	Tenet Healthcare Corporation, 144A	7.500%	1/01/22	Ba3	1,627,500
5,030	Tenet Healthcare Corporation	4.375%	10/01/21	BB–	5,017,424
3,000	Tenet Healthcare Corporation	8.125%	4/01/22	B–	3,052,500
9,580	Total Health Care Equipment & Supplies				9,697,424

	Health Care Providers & Services – 5.1%

1,650	Acadia Healthcare	6.125%	3/15/21	B	1,672,688
7,000	Community Health Systems, Inc.	5.125%	8/01/21	Ba3	6,300,000
7,000	HCA Inc.	7.500%	2/15/22	BB	7,875,000
3,689	Kindred Healthcare Inc.	6.375%	4/15/22	B–	3,744,335
4,886	Lifepoint Health Inc.	5.500%	12/01/21	Ba2	4,983,720
4,395	Select Medical Corporation	6.375%	6/01/21	B–	4,510,369
28,620	Total Health Care Providers & Services				29,086,112

	Hotels, Restaurants & Leisure – 4.7%

6,000	International Game Technology PLC, 144A	6.250%	2/15/22	BB+	6,465,000
5,000	MGM Resorts International Inc.	6.625%	12/15/21	BB	5,486,000
3,000	Norwegian Cruise Lines, 144A	4.750%	12/15/21	BB	3,105,000
4,340	Scientific Games Corporation, 144A	7.000%	1/01/22	B+	4,573,275
2,000	Scientific Games International Inc.	6.625%	5/15/21	CCC+	2,065,000
4,750	Studio City Co Ltd, 144A	7.250%	11/30/21	BB–	5,011,250
25,090	Total Hotels, Restaurants & Leisure				26,705,525

	Household Durables – 7.1%

4,500	Apex Tool Group, LLC (ATG), 144A	7.000%	2/01/21	B–	4,331,250
7,725	Beazer Homes USA, Inc.	8.750%	3/15/22	B3	8,516,040
3,510	Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	B+	3,580,200
1,250	CalAtlantic Group Inc.	6.250%	12/15/21	BB	1,357,813
3,960	KB Home	7.000%	12/15/21	BB–	4,395,600
2,500	Lennar Corporation	4.750%	4/01/21	BB+	2,600,000
5,205	Meritage Homes Corporation	7.000%	4/01/22	BB	5,855,625
4,000	M-I Homes Inc.	6.750%	1/15/21	BB–	4,140,000
2,500	New Home Company Inc.	7.250%	4/01/22	B–	2,618,750
2,815	Rent-A-Center, Inc.	4.750%	5/01/21	B3	2,660,175
37,965	Total Household Durables				40,055,453

	Household Products – 1.2%

6,325	HRG Group, Inc.	7.750%	1/15/22	B	6,562,188

	Independent Power & Renewable Electricity Producers – 3.2%

3,550	Atlantica Yield PLC, 144A	7.000%	11/15/19	BB–	3,740,813
1,000	Calpine Corporation, 144A	6.000%	1/15/22	BB+	1,030,000
6,750	DPL, Inc.	7.250%	10/15/21	BB+	7,492,500
6,675	Talen Energy Supply LLC	4.600%	12/15/21	B–	6,107,625
17,975	Total Independent Power & Renewable Electricity Producers				18,370,938

	Industrial Conglomerates – 1.6%

2,000	Icahn Enterprises Finance	6.250%	2/01/22	BB+	2,045,000
7,000	Icahn Enterprises Finance	5.875%	2/01/22	BB+	7,087,500
9,000	Total Industrial Conglomerates				9,132,500

	Insurance – 0.7%

3,897	Genworth Financial Inc.	7.625%	9/24/21	B	3,809,318

	Internet and Direct Marketing Retail – 1.0%

5,155	Netflix Incorporated	5.500%	2/15/22	B+	5,419,193

NUVEEN	45

JHB	Nuveen High Income November 2021 Target Term Fund
	Portfolio of Investments (continued)	December 31, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Internet Software & Services – 1.0%

$5,364	Cimpress NV, 144A	7.000%	4/01/22	B+	$5,524,920

	IT Services – 0.8%

4,500	Alliance Data Systems Corporation, 144A	5.875%	11/01/21	N/R	4,612,500

	Leisure Products – 0.6%

3,570	Mattel Inc.	2.350%	8/15/21	BB–	3,180,656

	Machinery – 0.8%

2,000	Airxcel Incorporated, 144A	8.500%	2/15/22	B	2,120,000
1,000	CNH Industrial Capital LLC	4.875%	4/01/21	BBB–	1,050,000
1,500	CNH Industrial Capital LLC	3.875%	10/15/21	BBB–	1,526,310
4,500	Total Machinery				4,696,310

	Media – 10.7%

4,824	AMC Entertainment Inc.	5.875%	2/15/22	B+	4,896,360
2,500	Cablevision Systems Corporation	8.000%	4/15/20	B–	2,668,750
5,325	Cequel Communication Holdings I, 144A	5.125%	12/15/21	B	5,325,000
6,580	Clear Channel International BV, 144A	8.750%	12/15/20	BB–	6,793,850
5,770	CSC Holdings Inc.	6.750%	11/15/21	B+	6,188,324
6,985	Dish DBS Corporation	6.750%	6/01/21	Ba3	7,342,981
4,250	Lee Enterprises Inc., 144A	9.500%	3/15/22	B2	4,398,750
2,750	National CineMedia LLC	6.000%	4/15/22	Ba3	2,784,375
5,121	Nexstar Broadcasting Inc., 144A	6.125%	2/15/22	B+	5,300,235
6,425	Radio One Inc., 144A	7.375%	4/15/22	B	6,408,938
4,330	Regal Entertainment Group	5.750%	3/15/22	B+	4,465,313
3,585	WMG Acquisition Group, 144A	6.750%	4/15/22	B	3,746,325
58,445	Total Media				60,319,201

	Metals & Mining – 11.3%

6,500	AK Steel Corporation	7.625%	10/01/21	B–	6,743,750
6,250	Aleris International Inc., 144A	9.500%	4/01/21	B2	6,593,750
8,040	Allegheny Technologies Inc.	5.950%	1/15/21	B	8,200,800
2,500	Anglo American Capital PLC, 144A	4.125%	4/15/21	BBB–	2,569,900
3,500	Arconic Inc.	5.870%	2/23/22	BBB–	3,788,750
2,000	Century Aluminum Company, 144A	7.500%	6/01/21	B+	2,050,000
5,705	Eldorado Gold Corporation, 144A	6.125%	12/15/20	B+	5,647,950
4,850	First Quantum Minerals Limited, 144A	7.000%	2/15/21	B	5,031,874
3,000	FMG Resources, 144A	9.750%	3/01/22	BBB–	3,319,500
2,000	Freeport McMoRan, Inc.	6.750%	2/01/22	BB+	2,070,000
1,665	Freeport McMoRan, Inc.	3.550%	3/01/22	BB+	1,646,269
1,500	Glencore Finance Canada, 144A	4.950%	11/15/21	BBB	1,600,533
3,200	Gold Fields Orogen Holdings BVI Limited, 144A	4.875%	10/07/20	BB+	3,264,000
3,843	Teck Resources Limited	4.750%	1/15/22	BB+	4,011,323
5,513	United States Steel Corporation, 144A	8.375%	7/01/21	BB+	5,984,362
1,300	Vale Overseas Limited	4.375%	1/11/22	BBB+	1,344,200
61,366	Total Metals & Mining				63,866,961

	Mortgage Real Estate Investment Trusts – 0.9%

5,000	Starwood Property Trust	5.000%	12/15/21	BB–	5,187,500

	Multiline Retail – 0.7%

4,518	J.C. Penney Corporation Inc.	5.650%	6/01/20	B+	4,122,675

	Oil, Gas & Consumable Fuels – 13.1%

4,000	Antero Resources Corporation	5.375%	11/01/21	BB	4,100,000
2,460	Ascent Resources – Utica LLC / AEU Finance Corporation, 144A	10.000%	4/01/22	B–	2,638,350
500	Calumet Specialty Products	6.500%	4/15/21	CCC+	497,500
7,100	CONSOL Energy Inc.	5.875%	4/15/22	BB–	7,250,875
2,000	Denbury Resources Inc., 144A	9.000%	5/15/21	B	2,042,500
1,250	GasLog Limited	8.875%	3/22/22	N/R	1,321,875

46	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$2,800	Genesis Energy LP	5.750%	2/15/21	BB–	$2,849,000
2,000	Ithaca Energy Inc., 144A	8.125%	7/01/19	CCC+	2,020,000
2,910	Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	2,939,100
2,300	NGL Energy Partners LP/Fin Co	6.875%	10/15/21	B+	2,346,000
1,000	Nustar Energy LP	6.750%	2/01/21	Ba1	1,065,000
3,000	NuStar Logistics LP	4.750%	2/01/22	Ba1	3,030,000
4,409	Oasis Petroleum Inc.	6.875%	3/15/22	BB–	4,524,736
4,475	Peabody Securities Finance Corporation, 144A	6.000%	3/31/22	Ba3	4,642,812
2,000	Petrobras Global Finance BV	8.375%	5/23/21	BB	2,281,000
750	Petrobras Global Finance BV	6.125%	1/17/22	BB	795,938
3,000	Petrobras International Finance Company	5.375%	1/27/21	BB	3,120,000
3,483	Range Resources Corporation	5.750%	6/01/21	BB+	3,613,613
2,059	Sabine Pass Liquefaction LLC	6.250%	3/15/22	BBB–	2,290,661
4,000	Southwestern Energy Company	4.100%	3/15/22	BB	3,940,000
3,070	Teekay Corporation	8.500%	1/15/20	B+	3,123,725
2,500	Ultra Resources, Inc., 144A	6.875%	4/15/22	BB	2,506,250
2,750	Whiting Petroleum Corporation	5.750%	3/15/21	BB–	2,822,188
500	Williams Partners LP	3.600%	3/15/22	BBB	511,397
4,000	WPX Energy Inc.	6.000%	1/15/22	B+	4,180,000
3,000	YPF Sociedad Anonima, 144A	8.500%	3/23/21	B2	3,393,000
71,316	Total Oil, Gas & Consumable Fuels				73,845,520

	Pharmaceuticals – 2.2%

4,000	Endo Finance LLC, 144A	5.750%	1/15/22	B3	3,330,000
3,000	Teva Pharmaceuticals IV BV	3.650%	11/10/21	BBB–	2,853,585
3,801	Valeant Pharmaceuticals International, 144A	5.625%	12/01/21	B–	3,715,477
2,500	Valeant Pharmaceuticals International, 144A	6.500%	3/15/22	BB–	2,625,000
13,301	Total Pharmaceuticals				12,524,062

	Professional Services – 0.5%

3,000	Nielsen Finance LLC Co, 144A	5.000%	4/15/22	BB+	3,086,250

	Real Estate Management & Development – 2.4%

4,513	Crescent Communities LLC, 144A	8.875%	10/15/21	B+	4,783,780
5,200	Hunt Companies Inc., 144A	9.625%	3/01/21	N/R	5,479,500
3,250	Yuzhou Properties Co Limited	6.000%	1/25/22	BB–	3,287,590
12,963	Total Real Estate Management & Development				13,550,870

	Road & Rail – 0.8%

4,500	The Hertz Corporation	7.375%	1/15/21	B–	4,545,000

	Software – 0.5%

1,000	Curo Financial Technologies Corporation, 144A	12.000%	3/01/22	Caa1	1,085,000
1,837	SixSigma Networks Mexico SA de CV, 144A	8.250%	11/07/21	B+	1,942,628
2,837	Total Software				3,027,628

	Sovereign – 0.4%

2,000	Instituto Costarricense de Electricidad, 144A	6.950%	11/10/21	Ba2	2,160,000

	Specialty Retail – 2.8%

2,500	Foot Locker, Inc.	8.500%	1/15/22	BB+	2,925,000
7,000	GameStop Corporation, 144A	6.750%	3/15/21	Ba1	7,315,000
2,000	Gap, Inc.	5.950%	4/12/21	Baa2	2,156,377
3,000	Limited Brands Inc.	6.625%	4/01/21	BB+	3,285,000
14,500	Total Specialty Retail				15,681,377

	Technology Hardware, Storage & Peripherals – 2.3%

6,000	Diamond 1 Finance Corporation / Diamond 2 Finance Corporation, 144A	5.875%	6/15/21	BB+	6,225,000
2,875	NCR Corporation	5.875%	12/15/21	BB	2,946,875
3,585	Seagate HDD Cayman, 144A	4.250%	3/01/22	Baa3	3,628,314
12,460	Total Technology Hardware, Storage & Peripherals				12,800,189

NUVEEN	47

JHB	Nuveen High Income November 2021 Target Term Fund
	Portfolio of Investments (continued)	December 31, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Tobacco – 0.7%

$3,960	Alliance One International Inc., 144A	8.500%	4/15/21	B2	$4,148,100

	Trading Companies & Distributors – 1.3%

3,328	Aircastle Limited	5.500%	2/15/22	BB+	3,565,120
4,000	Avation Capital SA, 144A	7.500%	5/27/20	B+	4,025,000
7,328	Total Trading Companies & Distributors				7,590,120

	Transportation Infrastructure – 0.5%

3,000	Navigator Holdings Limited, 144A	7.750%	2/10/21	N/R	2,895,474

	Wireless Telecommunication Services – 3.6%

5,200	Digicel Limited, 144A	6.000%	4/15/21	B1	5,118,048
6,675	Hughes Satellite Systems Corporation	7.625%	6/15/21	BB–	7,375,874
2,000	Softbank Corporation, 144A	4.500%	4/15/20	BB+	2,043,060
350	Sprint Communications Inc.	9.250%	4/15/22	BB+	417,375
5,375	Sprint Corporation	7.250%	9/15/21	B+	5,690,781
19,600	Total Wireless Telecommunication Services				20,645,138
$689,677	Total Corporate Bonds (cost $699,297,978)				710,496,094

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 1.7% (1.3% of Total Investments)

	Argentina – 0.6%

$3,000	Republic of Argentina	6.875%	4/22/21	B+	$3,267,000

	Egypt – 0.3%

1,500	Arab Republic of Egypt, 144A	6.125%	1/31/22	B	1,569,075

	Honduras – 0.3%

1,500	Honduras Government, 144A	8.750%	12/16/20	BB–	1,680,674

	Sri Lanka – 0.3%

1,500	Republic of Sri Lanka, 144A	5.750%	1/18/22	B+	1,566,815

	Turkey – 0.2%

1,500	Republic of Turkey, Government Bond	5.125%	3/25/22	Ba1	1,554,750
$9,000	Total Sovereign Debt (cost $9,622,041)				9,638,314

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 0.7% (0.6% of Total Investments)

	Independent Power & Renewable Electricity Producers – 0.7%

$4,000	NRG Yield Inc., 144A	3.250%	6/01/20	N/R	$3,957,500
$4,000	Total Convertible Bonds (cost $3,924,557)				3,957,500
	Total Long-Term Investments (cost $712,844,576)				724,091,908
	Borrowings – (33.6)% (3), (4)				(190,000,000)
	Other Assets Less Liabilities – 5.5%				31,292,598
	Net Assets – 100%				$565,384,506

48	NUVEEN

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Borrowings as a percentage of Total Investments is 26.2%.

(4)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives) in the Portfolio of Investments as collateral for borrowings.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

NUVEEN	49

Statement of Assets and Liabilities	December 31, 2017

	JHY	JHD	JHA	JHB
Assets
Long-term investments, at value (cost $185,120,362, $317,437,619, $274,671,735 and $712,844,576, respectively)	$185,806,859	$322,620,522	$277,623,602	$724,091,908
Short-term investments, at value (cost approximates value)	5,574,938	5,093,001	7,880,760	—
Cash	—	—	20,582	6,579,325
Receivable for:
Interest	3,194,557	4,118,600	3,459,160	11,938,683
Investments sold	4,226,269	7,651,769	6,097,500	13,638,744
Deferred offering costs	26,337	—	—	—
Other assets	1,200	6,061	9,082	74,164
Total assets	198,830,160	339,489,953	295,090,686	756,322,824
Liabilities
Borrowings	44,000,000	63,500,000	—	190,000,000
Payable for investments purchased	—	—	20,581	—
Accrued expenses:
Interest on borrowings	36,631	52,938	—	328,971
Management fees	111,219	192,921	168,113	420,155
Trustees fees	1,485	7,091	9,809	13,771
Other	85,545	113,061	119,699	175,421
Total liabilities	44,234,880	63,866,011	318,202	190,938,318
Net assets	$154,595,280	$275,623,942	$294,772,484	$565,384,506
Shares outstanding	15,629,119	27,064,130	29,344,966	55,871,646
Net asset value (“NAV”) per share outstanding	$9.89	$10.18	$10.05	$10.12
Net assets consist of:
Shares, $0.01 par value per share	$156,291	$270,641	$293,450	$558,716
Paid-in surplus	153,450,684	265,959,733	288,380,850	548,971,648
Undistributed (Over-distribution of) net investment income	791,505	3,546,699	2,687,920	4,680,937
Accumulated net realized gain (loss)	(489,697)	663,966	458,397	(74,127)
Net unrealized appreciation (depreciation)	686,497	5,182,903	2,951,867	11,247,332
Net assets	$154,595,280	$275,623,942	$294,772,484	$565,384,506
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

50	NUVEEN

Statement of Operations	Year Ended December 31, 2017

	JHY	JHD	JHA	JHB
Investment Income	$11,405,461	$19,633,356	$17,498,393	$44,872,148
Expenses
Management fees	1,252,900	2,403,651	2,386,699	4,954,966
Interest expense on borrowings	771,553	1,534,170	1,066,454	3,515,435
Custodian fees	53,026	69,520	65,060	118,494
Trustees fees	6,289	13,160	12,074	25,466
Professional fees	64,098	44,406	43,840	108,076
Shareholder reporting expenses	32,104	36,181	52,333	53,169
Shareholder servicing agent fees	167	143	142	150
Stock exchange listing fees	7,066	7,754	8,435	15,942
Investor relations expenses	16,968	37,809	31,690	63,843
Other	36,358	16,176	35,358	823
Total expenses	2,240,529	4,162,970	3,702,085	8,856,364
Net investment income (loss)	9,164,932	15,470,386	13,796,308	36,015,784
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	2,146,131	2,315,692	1,873,212	1,106,900
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(284,731)	(440,216)	(2,088,656)	7,701,725
Net realized and unrealized gain (loss)	1,861,400	1,875,476	(215,444)	8,808,625
Net increase (decrease) in net assets from operations	$11,026,332	$17,345,862	$13,580,864	$44,824,409

See accompanying notes to financial statements.

NUVEEN	51

Statement of Changes in Net Assets

	JHY		JHD		JHA		JHB
	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/17	Year Ended 12/31/16*	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/17	Year Ended 12/31/16**
Operations
Net investment income (loss)	$9,164,932	$9,963,956	$15,470,386	$10,093,885	$13,796,308	$17,542,950	$36,015,784	$9,067,538
Net realized gain (loss) from investments and foreign currency	2,146,131	(729,271)	2,315,692	961,623	1,873,212	1,228,389	1,106,900	288,517
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(284,731)	13,893,773	(440,216)	5,623,119	(2,088,656)	12,427,241	7,701,725	3,545,607
Net increase (decrease) in net assets from operations	11,026,332	23,128,458	17,345,862	16,678,627	13,580,864	31,198,580	44,824,409	12,901,662
Distributions to Shareholders
From net investment income	(9,060,189)	(9,277,194)	(14,783,538)	(7,234,034)	(13,621,975)	(16,162,671)	(32,335,393)	(8,066,992)
From accumulated net realized gains	—	—	(1,735,590)	(963,265)	(1,127,959)	(1,603,806)	(1,186,340)	(310,956)
Decrease in net assets from distributions to shareholders	(9,060,189)	(9,277,194)	(16,519,128)	(8,197,299)	(14,749,934)	(17,766,477)	(33,521,733)	(8,377,948)
Capital Share Transactions
Proceeds from sale of shares, net of offering costs	—	—	—	266,073,600	—	—	—	549,262,636
Proceeds from shelf offering, net of offering costs	18,758,425	—	—	—	—	—	—	—
Proceeds from shares issued to shareholders due to reinvestment of distributions	349,290	303,481	41,646	100,062	155,272	195,017	170,209	24,998
Net increase (decrease) in net assets from capital share transactions	19,107,715	303,481	41,646	266,173,662	155,272	195,017	170,209	549,287,634
Net increase (decrease) in net assets	21,073,858	14,154,745	868,380	274,654,990	(1,013,798)	13,627,120	11,472,885	553,811,348
Net assets at the beginning of period	133,521,422	119,366,677	274,755,562	100,572	295,786,282	282,159,162	553,911,621	100,273
Net assets at the end of period	$154,595,280	$133,521,422	$275,623,942	$274,755,562	$294,772,484	$295,786,282	$565,384,506	$553,911,621
Undistributed (Over-distribution of) net investment income at the end of period	$791,505	$686,762	$3,546,699	$2,859,851	$2,687,920	$2,513,587	$4,680,937	$1,000,546
*	For the period May 10, 2016 (commencement of operations) through December 31, 2016.
**	For the period August 23, 2016 (commencement of operations) through December 31, 2016.

See accompanying notes to financial statements.

52	NUVEEN

Statement of Cash Flows	Year Ended December 31, 2017

	JHY	JHD	JHA	JHB
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets from Operations	$11,026,332	$17,345,862	$13,580,864	$44,824,409
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(139,937,414)	(149,647,187)	(99,275,611)	(272,127,694)
Proceeds from sales and maturities of investments	126,734,777	186,995,589	198,767,329	280,860,902
Proceeds from (Payments for) short-term investments, net	(3,707,802)	(4,193,245)	(7,880,760)	—
Taxes paid	(19,499)	(85,506)	(44,135)	(27,752)
Amortization (Accretion) of premiums and discounts, net	642,379	1,211,937	2,703,769	2,583,903
(Increase) Decrease in:
Receivable for interest	(281,538)	769,722	2,404,060	(291,902)
Receivable for investments sold	(2,681,269)	(7,651,769)	(6,097,500)	(13,638,744)
Other assets	—	35,176	(3,753)	(73,243)
Increase (Decrease) in:
Payable for investments purchased	—	—	20,581	—
Accured interest on borrowings	33,251	45,838	(67,467)	294,056
Accrued management fees	12,073	(11,089)	(49,065)	7,509
Accrued Trustees fees	483	5,110	4,147	8,609
Accrued other expenses	18,438	32,520	38,191	22,174
Net realized (gain) loss from investments and foreign currency	(2,146,131)	(2,315,692)	(1,873,212)	(1,106,900)
Change in net unrealized (appreciation) depreciation of investments and foreign currency	284,731	440,216	2,088,656	(7,701,725)
Net cash provided by (used in) operating activities	(10,021,189)	42,977,482	104,316,094	33,633,602
Cash Flows from Financing Activities:
Repayments of borrowings	—	(26,500,000)	(92,000,000)	—
Cash distribution paid to shareholders	(8,710,899)	(16,477,482)	(14,594,662)	(33,351,524)
(Payments for) deferred offering costs	(26,337)	—	—	—
Proceeds from shelf offering, net of offering costs	18,758,425	—	—	—
Net cash provided by (used in) financing activities	10,021,189	(42,977,482)	(106,594,662)	(33,351,524)
Net Increase (Decrease) in Cash	—	—	(2,278,568)	282,078
Cash at beginning of period	—	—	2,299,150	6,297,247
Cash at end of period	$—	$—	$20,582	$6,579,325

Supplemental Disclosure of Cash Flow Information	JHY	JHD	JHA	JHB
Cash paid for interest on borrowings (excluding borrowing costs)	$738,302	$1,488,879	$1,133,921	$3,189,626
Non-cash financing activities not included herein consists of reinvestments of share distributions	349,290	41,646	155,272	170,209

See accompanying notes to financial statements.

NUVEEN	53

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Offering Costs	Premium from Shares Sold through Shelf Offering	Ending NAV	Ending Share Price

JHY
Year Ended 12/31:
2017	$9.75	$0.62	$0.13	$0.75	$(0.62)	$—	$—	$(0.62)	$(0.02)	$0.03	$9.89	$9.91
2016	8.73	0.73	0.97	1.70	(0.68)	—	—	(0.68)	—	—	9.75	10.21
2015(b)	9.85	0.28	(1.09)	(0.81)	(0.28)	—	(0.01)	(0.29)	(0.02)	—	8.73	9.95

JHD
Year Ended 12/31:
2017	10.15	0.57	0.07	0.64	(0.55)	(0.06)	—	(0.61)	—	—	10.18	10.02
2016(c)	9.86	0.38	0.23	0.61	(0.27)	(0.03)	—	(0.30)	(0.02)	—	10.15	10.10

JHA
Year Ended 12/31:
2017	10.08	0.47	— *	0.47	(0.46)	(0.04)	—	(0.50)	—	—	10.05	9.91
2016	9.63	0.60	0.46	1.06	(0.55)	(0.06)	—	(0.61)	—	—	10.08	10.06
2015(d)	9.86	0.04	(0.25)	(0.21)	—	—	—	—	(0.02)	—	9.63	10.08

JHB
Year Ended 12/31:
2017	9.92	0.64	0.16	0.80	(0.58)	(0.02)	—	(0.60)	—	—	10.12	9.96
2016(e)	9.85	0.17	0.06	0.23	(0.14)	(0.01)	—	(0.15)	(0.01)	—	9.92	9.88

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

JHY
Year Ended 12/31:
2017	$44,000	$4,514
2016	44,000	4,035
2015(b)	44,000	3,713

JHD
Year Ended 12/31:
2017	63,500	5,341
2016(c)	90,000	4,053

JHA
Year Ended 12/31:
2017	—	—
2016	92,000	4,215
2015(d)	25,000	12,286

JHB
Year Ended 12/31:
2017	190,000	3,976
2016(e)	190,000	3,915

54	NUVEEN

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets(g)
Based on NAV(f)	Based on Share Price(f)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(h)

7.94%	3.28%	$154,595	1.54%		6.29%		72%
20.15	9.94	133,521	1.50		7.91		53
(8.60)	2.42	119,367	1.34	**	6.97	**	11

6.42	5.32	275,624	1.50		5.57		43
6.07	4.06	274,756	1.31	**	5.87	**	15

4.77	3.54	294,772	1.25		4.65		29
11.25	6.07	295,786	1.33		6.05		34
(2.33)	0.80	282,159	0.89	**	3.15	**	0

8.22	6.98	565,385	1.57		6.37		37
2.26	0.32	553,912	1.17	**	4.79	**	6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	For the period July 28, 2015 (commencement of operations) through December 31, 2015.
(c)	For the period May 10, 2016 (commencement of operations) through December 31, 2016.
(d)	For the period November 12, 2015 (commencement of operations) through December 31, 2015.
(e)	For the period August 23, 2016 (commencement of operations) through December 31, 2016.
(f)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(g) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings (as described in Note 8 – Borrowing Arrangements).
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings, as follows:

	Ratios of Borrowings Interest Expense to Average Net Assets
JHY
Year Ended 12/31:
2017	0.53%
2016	0.43
2015(b)	0.27	**

	Ratios of Borrowings Interest Expense to Average Net Assets
JHD
Year Ended 12/31:
2017	0.55%
2016(c)	0.36	**

	Ratios of Borrowings Interest Expense to Average Net Assets
JHA
Year Ended 12/31:
2017	0.36%
2016	0.38
2015(d)	0.03	**

	Ratios of Borrowings Interest Expense to Average Net Assets
JHB
Year Ended 12/31:
2017	0.62%
2016(e)	0.25	**

(h)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	55

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen High Income 2020 Target Term Fund (JHY)

•	Nuveen High Income December 2019 Target Term Fund (JHD)

•	Nuveen High Income December 2018 Target Term Fund (JHA)

•	Nuveen High Income November 2021 Target Term Fund (JHB)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies. JHY, JHD, JHA and JHB were each organized as a Massachusetts business trust on April 13, 2015, February 10, 2016, July 13, 2015 and July 13, 2015, respectively.

The end of the reporting period for the Funds is December 31, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2017 (“the current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

JHY seeks to provide a high level of current income and return the original $9.85 net asset value (“NAV”) per share on or about November 1, 2020 (the “Termination Date”). JHD seeks to provide a high level of current income and return the original $9.86 NAV per share on or about December 1, 2019 (the “Termination Date”). JHA seeks to provide a high level of current income and return the original $9.86 NAV per share on or about December 1, 2018 (the “Termination Date”). JHB seeks to provide a high level of current income and return the original $9.85 NAV per share on or about November 1, 2021. Under normal market conditions:

•	The Funds invest at least 80% of their managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in corporate debt securities.

•	The Funds will invest at least 80% of their managed assets in securities that, at the time of investment, are rated below investment grade (those rated BB/Ba or lower) or that are unrated but judged by the Sub-Adviser to be of comparable quality. These securities generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments.

•	The Funds will invest no more than 15% of the Funds’ managed asset in securities that, at the time of investment, are rated CCC+/Caa1 or lower, or are unrated but judged by the Sub-Adviser to be of comparable quality.

•	The Funds may invest up to 30% of their managed assets in securities of non-U.S. issuers, including up to 20% in emerging market issuers.

•	The Funds may invest up to 10% of their managed assets in non-U.S. dollar denominated securities.

Each Fund also may invest in certain derivative instruments in pursuit of their investment objectives. Such instruments include financial futures contracts and options thereon, swaps (including interest rate and currency swaps), options on swaps and other derivative instruments. The Sub-Adviser may use derivative instruments to attempt to hedge some of the risk of each Fund’s investments or as a substitute for a position in the underlying asset.

56	NUVEEN

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any when-issued/delayed delivery purchase commitments.

Investment Income

Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK Interest represents income received in the form of securities in lieu of cash.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends to shareholders, if any, are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. However, in seeking to achieve its investment objectives, each Fund currently intends to set aside and retain in its net assets (and therefore its NAV) a portion of its net investment income, and possibly all or a portion of its gains. This will reduce the amounts otherwise available for distribution prior to the liquidation of the Funds, and the Funds may incur taxes on such retained amount. Such retained income or gains, net of any taxes, would constitute a portion of the liquidating distribution returned to investors on or about the Termination Date. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

NUVEEN	57

Notes to Financial Statements (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

58	NUVEEN

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

JHY	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Corporate Bonds	$—	$175,661,063	$—	$175,661,063
Convertible Bonds	—	5,331,094	—	5,331,094
Sovereign Debt	—	4,814,702	—	4,814,702

Short-Term Investments:
Repurchase Agreements	—	5,574,938	—	5,574,938
Total	$—	$191,381,797	$—	$191,381,797
JHD
Long-Term Investments*:
Corporate Bonds	$—	$303,750,778	$—	$303,750,778
Convertible Bonds	—	10,575,250	—	10,575,250
Sovereign Debt	—	8,294,494	—	8,294,494

Short-Term Investments:
Repurchase Agreements	—	5,093,001	—	5,093,001
Total	$—	$327,713,523	$—	$327,713,523
JHA
Long-Term Investments*:
Corporate Bonds	$—	$249,735,838	$—	$249,735,838
Convertible Bonds	—	19,037,000	—	19,037,000
Sovereign Debt	—	8,850,764	—	8,850,764

Short-Term Investments:
Repurchase Agreements	—	7,880,760	—	7,880,760
Total	$—	$285,504,362	$—	$285,504,362
JHB
Long-Term Investments*:
Corporate Bonds	$—	$710,496,094	$—	$710,496,094
Sovereign Debt	—	9,638,314	—	9,638,314
Convertible Bonds	—	3,957,500	—	3,957,500
Total	$—	$724,091,908	$—	$724,091,908
*	Refer to the Fund’s Portfolio of Investments for industry and country classifications, where applicable.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

NUVEEN	59

Notes to Financial Statements (continued)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Funds’ investments in non-U.S. securities were as follows:

JHY	Value	% of Total Investments
Country:
Canada	$11,488,333	6.0%
Bermuda	5,323,405	2.8
Japan	4,673,825	2.4
Netherlands	3,239,250	1.7
Brazil	3,138,940	1.6
United Kingdom	2,919,127	1.5
Argentina	2,905,875	1.5
Hong Kong	2,612,500	1.4
Zambia	2,593,750	1.4
Australia	2,007,348	1.1
Other	9,927,718	5.2
Total non-U.S. securities	$50,830,071	26.6%
JHD
Country:
United Kingdom	$14,722,054	4.5%
Canada	14,098,196	4.3
Brazil	9,639,530	2.9
Japan	8,752,030	2.7
Spain	5,125,440	1.6
Netherlands	4,588,500	1.4
Hong Kong	4,180,000	1.3
Ireland	4,111,073	1.3
Italy	4,331,600	1.3
Australia	3,974,175	1.2
Israel	3,712,222	1.1
Other	16,433,009	5.0
Total non-U.S. securities	$93,667,829	28.6%
JHA
Country:
Netherlands	$12,706,575	4.5%
Canada	10,612,610	3.7
Brazil	9,785,835	3.4
Japan	7,368,200	2.6
Ireland	7,249,266	2.5
India	6,573,125	2.3
South Africa	3,158,604	1.1
Argentina	3,132,150	1.1
Other	8,250,850	2.9
Total non-U.S. securities	$68,837,215	24.1%

60	NUVEEN

JHB	Value	% of Total Investments
Country:
Canada	$29,984,223	4.2%
Netherlands	23,486,058	3.3
United Kingdom	18,372,984	2.5
Australia	10,220,500	1.4
Brazil	8,465,925	1.2
Bermuda	8,241,773	1.1
China	8,183,950	1.1
Japan	8,151,216	1.1
Other	63,903,875	8.8
Total non-U.S. securities	$179,010,504	24.7%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
JHY	Fixed Income Clearing Corporation	$5,574,938	$(5,574,938)	$—
JHD	Fixed Income Clearing Corporation	5,093,001	(5,093,001)	—
JHA	Fixed Income Clearing Corporation	7,880,760	(7,880,760)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value

NUVEEN	61

Notes to Financial Statements (continued)

recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Equity Shelf Programs and Offering Costs

JHY has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during the current fiscal period.

Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional shares until a post-effective amendment to the registration statement has been filed with the SEC.

Additional authorized shares, shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current fiscal period were as follows:

JHY
Year Ended 12/31/17*
Additional authorized shares	3,400,000
Shares sold	1,896,443
Offering proceeds, net of offering costs	$18,758,425
*	Represents additional authorized shares for the period February 2, 2017 (effective date) through December 31, 2017.

Costs incurred by the Fund in connection with its Shelf Offering were recorded as a deferred charge and recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities. The deferred asset is reduced during the one-year period that additional shares are sold by reducing the proceeds from such sales and recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any remaining deferred charges at the end of the one-year life of the Shelf Offering period will be expensed accordingly, as well as any additional Shelf Offering costs the Fund may incur. As Shelf Offering costs are expensed they are recognized as a component of “Other expenses” on the Statement of Operations.

62	NUVEEN

Share Transactions

Transactions in shares during the Funds’ current and prior fiscal period were as follows:

	JHY*		JHD**
	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/17	For the Period 5/10/16 (commencement of operations) through 12/31/16
Shares:
Sold	—	—	—	27,040,000
Sold through shelf offering	1,896,443	—	—	—
Issued to shareholders due to reinvestment of distributions	35,208	31,152	4,047	9,883
Total	1,931,651	31,152	4,047	27,049,883
Weighted average share:
Premium to NAV per shelf offering share sold	2.19%	—%	—%	—%

	JHA**		JHB*
	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/17	For the Period 8/23/16 (commencement of operations) through 12/31/16
Shares:
Sold	—	—	—	55,841,892
Issued to shareholders due to reinvestment of distributions	15,318	19,448	17,009	2,565
Total	15,318	19,448	17,009	55,844,457
*	Prior to the commencement of operations, the Adviser purchased 10,180 shares, which are still held as of the end of the reporting period.
**	Prior to the commencement of operations, the Adviser purchased 10,200 shares, which are still held as of the end of the reporting period.

5. Investment Transactions

Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	JHY	JHD	JHA	JHB
Purchases	$139,937,414	$149,647,187	$99,275,611	$272,127,694
Sales and maturities	126,734,777	186,995,589	198,767,329	280,860,902

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Funds realize net capital gains, the Funds may choose to distribute all or a portion of their net capital gains to shareholders, or alternatively, to retain all or a portion of their net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

NUVEEN	63

Notes to Financial Statements (continued)

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of December 31, 2017.

	JHY	JHD	JHA	JHB
Tax cost of investments	$190,697,272	$322,532,262	$282,552,495	$712,918,703
Gross unrealized:
Appreciation	$2,554,223	$5,782,974	$3,245,254	$14,898,288
Depreciation	(1,869,698)	(601,713)	(293,387)	(3,725,083)
Net unrealized appreciation (depreciation) of investments	$684,525	$5,181,261	$2,951,867	$11,173,205

Permanent differences, primarily due to federal taxes paid, resulted in reclassifications among the Funds’ components of net assets as of December 31, 2017, the Funds’ tax year end, as follows:

	JHY	JHD	JHA	JHB
Paid-in surplus	$(19,499)	$(85,506)	$(44,135)	$(27,752)
Undistributed (Over-distribution of) net investment income	—	—	—	—
Accumulated net realized gain (loss)	19,499	85,506	44,135	27,752

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2017, the Funds’ tax year end, were as follows:

	JHY	JHD	JHA	JHB
Undistributed net ordinary income[1]	$791,505	$3,550,991	$2,695,187	$4,688,950
Undistributed net long-term capital gains	—	665,608	458,397	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended December 31, 2017 and December 31, 2016, was designated for purposes of the dividends paid deduction as follows:

2017	JHY	JHD	JHA	JHB
Distributions from net ordinary income[1]	$9,060,189	$15,628,718	$14,318,563	$33,521,733
Distributions from net long-term capital gains[2]	—	890,410	431,371	—

2016	JHY	JHD[3]	JHA	JHB[4]
Distributions from net ordinary income[1]	$9,277,194	$8,197,299	$17,380,339	$8,377,948
Distributions from net long-term capital gains	—	—	386,138	—

[1]  Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

[2]  The Funds designate as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2017.

[3]  For the period May 10, 2016 (commencement of operations) through December 31, 2016.

[4]  For the period August 23, 2016 (commencement of operations) through December 31, 2016.

As of December 31, 2017, the Funds’ tax year end, the following Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

JHY
Capital losses to be carried forward – not subject to expiration	$487,725

During the Funds’ tax year ended December 31, 2017, JHY utilized $2,167,602 of its capital loss carryforward.

7. Management Fees

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

64	NUVEEN

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $500 million	0.5000%
For the next $250 million	0.4875
For managed assets over $750 million	0.4750

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2017, the complex-level fee for each Fund was 0.1595%.

8. Borrowing Arrangements

Each Fund has entered into a borrowing arrangement (“Borrowings”) as a means of leverage.

The Funds have entered into a credit agreement with a bank and its affiliate. Each Fund’s maximum commitment amount under its Borrowings is as follows:

	JHY	JHD	JHA	JHB
Maximum commitment amount	$46,500,000	$63,500,000	$ —	$190,000,000

JHY renewed its borrowing in August 2017 through August 2018 while JHD renewed its borrowing in June 2017 through June 2018. All other terms remained unchanged for each Fund.

During the current fiscal period JHA reduced its maximum commitment and borrowings outstanding until December 21, 2017, at which time the Fund terminated its borrowings agreement.

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	JHY	JHD	JHA	JHB
Outstanding balance on Borrowings	$44,000,000	$63,500,000	$ —	$190,000,000

Interest is charged on these Borrowings for each Fund at the 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.65% per annum on the amounts borrowed. JHY, JHD and JHA are each charged a 0.125% per annum commitment fee on the undrawn portion of the Borrowings. JHB is charged a 0.25% per annum commitment fee on the undrawn portion of the Borrowings on any day that more than 10% of the maximum commitment amount is undrawn.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	JHY	JHD	JHA	JHB
Average daily balance outstanding	$44,000,000	$85,968,493	$64,065,205	$190,000,000
Average annual interest rate	1.75%	1.78%	1.66%	1.85%

NUVEEN	65

Notes to Financial Statements (continued)

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Each Fund’s Borrowings outstanding are fully secured by eligible securities held in their Portfolio of Investments.

Each Fund’s Borrowings outstanding is recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance and commitment fees are recognized as components of “Interest expense on borrowings” on the Statement of Operations.

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During May 2017, the Board approved the Nuveen funds participation in the Inter-Fund Program. During the current reporting period none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

9. New Accounting Pronouncements

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

FASB ASU 2016-18: Statement of Cash Flows – Restricted Cash (“ASU 2016-18”)

The FASB issued ASU 2016-18, which will require entities to include the total of cash, cash equivalents, restricted cash and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is currently evaluating the implications of ASU 2016-18, if any.

10. Subsequent Events

Borrowing Arrangements

Subsequent to the current fiscal period, JHY increased the outstanding amount on its Borrowings to $46,500,000. JHD decreased the maximum commitment amount and the outstanding amount on its Borrowings to $55,500,000.

Target Term Termination Period

Effective January 16, 2018, JHA entered the wind-up period in anticipation of its Termination Date. The Fund is a “target term” Fund that will cease its investment operations and liquidate its portfolio on December 1, 2018 and distribute the net proceeds to shareholders, unless the term is extended for a period of up to six months by a vote of the Board. Consequently, for the remainder of its term, the Fund will invest at least 80% of its managed assets in below investment grade securities; and short-term investment grade securities that have a final or remaining maturity of 397 days or less, as long as the maturity does not occur later than June 1, 2019.

66	NUVEEN

Additional

Fund Information (Unaudited)

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert**	Albin F. Moschner	John K. Nelson
William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert C. Young

*	Interested Board Member.
**	Retired from the Fund’s Board of Trustees effective December 31, 2017.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royal Street Canton, MA 02021 (800) 257-8787

Distribution Information

The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends and/or short-term capital gain dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended December 31, 2017.

	JHY	JHD	JHA	JHB
% of Interest-Related Dividends	70.4%	76.4%	82.6%	81.6%

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JHY	JHD	JHA	JHB
Shares repurchased	—	—	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	67

Glossary of Terms

Used in this Report (Unaudited)

∎	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎	Bloomberg Barclays U.S. Corporate High Yield Bond Index: The index measures the U.S. dollar denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Bloomberg Barclays emerging market country definition, are excluded. The U.S. Corporate High Yield Index is a component of the U.S. Universal and Global High Yield Indexes. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Issuer Capped Index: An index that tracks the performance of U.S. non-investment grade bonds with maturities of one to 4.99 years and limits each issue to 2% of the index. Benchmark returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

∎	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

68	NUVEEN

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NUVEEN	69

Board

Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III		174

∎ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		174

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I		174

∎ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).
1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		174

70	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		174

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		174

∎ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); Director, CBOE Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		174

∎ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II		174

∎ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York- Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		174

∎ ROBERT L. YOUNG(2)			Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).
1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2017 Class II		172

NUVEEN	71

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Interested Board Member:

∎ MARGO L. COOK(3)(4)			President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; President, Global Products and Solutions (since July 2017), and, Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since February 2017) of Nuveen, LLC; President (since August 2017), formerly Co-President (October 2016- August 2017), formerly, Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.
1964 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		174

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

∎ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.
1962 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2007		75

∎ LORNA C. FERGUSON			Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998		174

∎ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013- 2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		174

∎ NATHANIEL T. JONES			Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen.; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016		174

∎ WALTER M. KELLY			Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		174

∎ DAVID J. LAMB			Managing Director (since January 2017), formerly, Senior Vice President of Nuveen (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 60606	Vice President	2015		75

72	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ TINA M. LAZAR			Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		174

∎ KEVIN J. MCCARTHY			Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010).
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007		174

∎ MICHAEL A. PERRY			Executive Vice President since February 2017, previously Managing Director from October 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative Investments, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017), of Nuveen Securities, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.
1967 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017		75

∎ KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011		174

∎ CHRISTOPHER M. ROHRBACHER			Managing Director (since January 2017) of Nuveen Securities, LLC; 2008 Managing Director (since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.
1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008		174

∎ WILLIAM A. SIFFERMANN			Managing Director (since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017		174

∎ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		174

NUVEEN	73

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	1988		174

(1)	The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

74	NUVEEN

Notes

NUVEEN	75

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

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To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your
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provided carefully before you invest. Investors should consider the
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a prospectus, please contact your securities representative or Nuveen,
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prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

EAN-J-1217D        427228-INV-Y-02/19

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
December 31, 2017	$31,400	$4,000	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2016	$30,500	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2017	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2016	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2017	$0	$0	$0	$0
December 31, 2016	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES

John T. Fruit, CFA, entered the financial services industry in 1988 and joined FAF Advisors in 2001 as a senior fixed-income research analyst. He became a portfolio manager in 2005 and most recently served as Senior Fixed-Income Portfolio Manager at FAF Advisors until joining Nuveen Asset Management. He joined Nuveen Asset Management as Senior Vice President, Portfolio Manager and Head of High-Yield Credit Sector Team in 2011 in connection with its acquisition of a portion of FAF’s asset management business.

Jeffrey T. Schmitz, CFA, Senior Vice President at Nuveen Asset Management, is a co-manager of the Fund and the Nuveen Real Asset Income Fund and Nuveen High Income Bond Fund. Mr. Schmitz is a member of the High-Yield Credit and the Emerging Markets Sector Teams. He conducts credit analysis and monitors credit quality for debt securities, focusing on energy, healthcare and pharmaceuticals, technology, and emerging market corporates. He began working in the financial industry in 1987. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute, as well as the CFA Society of Minnesota.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to the Fund, as of December 31, 2017, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

	(ii) Number of Other Accounts Managed and Assets by Account Type*						(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies			Other Pooled Investment Vehicles		Other Accounts
John Fruit	6	$2.47 billion	1	$.051 million	5	$2.72 million	0	0	0	0	0	0
Jeffrey Schmitz	7	$5.24 billion	4	$117 million	4	$1.34 billion	0	0	0	0	0	0

*	Assets are as of December 31, 2017.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF JHY SECURITIES AS OF DECEMBER 31, 2017

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
John Fruit	X
Jeffrey Schmitz	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen High Income 2020 Target Term Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: March 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: March 8, 2018

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 8, 2018